UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

May 31, 2009

Nuveen Kansas Municipal Bond Fund	Nuveen Kentucky Municipal Bond Fund	Nuveen Michigan Municipal Bond Fund	Nuveen Missouri Municipal Bond Fund	Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

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Chairman’s

Letter to Shareholders

Dear Shareholder,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund’s long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

July 23, 2009

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Portfolio managers Scott Romans and Daniel Close examine economic and market conditions, key investment strategies, and the performance of the Nuveen Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin Municipal Bond Funds. Scott, who has eight years of investment experience, began managing the Kansas, Missouri, and Wisconsin Funds in 2003. Dan has nine years of investment experience and began managing the Kentucky, Ohio and Michigan Funds in 2007.

What factors had the greatest influence on the U.S. economy and the national municipal market during the twelve-month period ended May 31, 2009?

For significant stretches of the reporting period – especially the final four months of 2008 – it was an extraordinarily difficult time for the municipal bond market. Overall, the period was characterized by a rapidly weakening economy. After posting an annual growth rate of 2.8% in the second quarter of 2008, the U.S. economy – as indicated by gross domestic product (GDP), a measure of national economic output – fell by an annualized 0.5% in the third quarter of 2008, 6.3% in the final quarter of 2008, and 5.5% in the first quarter of 2009. This was the worst economic performance seen in the United States in more than 50 years. The ongoing housing slump continued to trouble the economy, with the average home price falling 18.1% nationally between April 2008 and April 2009, pushing home values to mid-2003 levels.

As the economy weakened, unemployment rose. The national jobless rate was 9.4% in May 2009, up from 8.9% the previous month and 5.5% the previous May. Between the start of the recession in December 2007 and May 2008, more than six million jobs were lost, according to the U.S. Bureau of Labor Statistics. May 2009, marked the 17th consecutive month of job losses.

At the same time, inflation remained subdued, as the Consumer Price Index (CPI), reflecting a 27% drop in energy prices, fell 1.3% on a year-over-year basis as of May 2009. It was the largest twelve-month decline since 1950. The core CPI (which excludes food and energy prices) rose 1.8% during this same period, below the Federal Reserve’s (Fed) unofficial target of 2.0%.

In this environment, a credit crunch developed, as banks and other financial institutions became highly reluctant to lend. With investment capital scarce, bond issuers found themselves unable to refinance debt. Among the casualties, one of the most prominent was investment bank Lehman Brothers, whose fall was one trigger for a big decline in the equity and fixed-income markets, including the municipal bond market. Only U.S. Treasuries emerged from the fall 2008 downturn stronger, as nervous investors flocked to what they believed was the most resilient segment of the financial markets.

2	Nuveen Investments

Seeking to stimulate the economy and loosen the flow of credit, the federal government passed a $700 billion financial-industry rescue package in October 2008, followed by a $787 billion economic stimulus package in February 2009. The Fed also was quite aggressive in its attempts to boost growth and restart credit markets. With inflation relatively contained for much of the period – thanks in large part to declining energy prices – the Fed cut interest rates repeatedly in 2008. Starting the period at a target rate of 2%, the central bank’s boldest move came in December 2008, when the target federal funds rate was reduced to a record low of 0 – 0.25%. In March 2009, the Fed announced plans to buy $300 billion in Treasury securities in an effort to improve credit market conditions. The Fed also planned to purchase an additional $750 billion of agency mortgage-backed securities to bolster the housing market.

During the period, the nation’s financial institutions and markets experienced significant turmoil and saw reduced demand for many types of securities, leading to declines in their valuations. Municipal bonds and the mutual funds that invest in them were no exception. Their prices declined sharply while their yields, which move in the opposite direction, rose accordingly and remained high relative to recent history. With investors feeling highly risk averse, on a relative basis, lower-rated bonds did especially poorly because of their added credit risk. Meanwhile, the yield curve steepened dramatically, with yields on longer-dated bonds rising and their prices falling much more quickly than those on shorter-dated issues – a situation that indicated investors’ preference for bonds with less interest rate risk.

Beginning in late December 2008, and proceeding through most of the first five months of 2009, market conditions became much more favorable for municipal bond investors. Many of the same longer-duration, lower-credit-quality bonds that were significant underperformers in the fall of 2008 began to perform substantially better. Among other factors, a combination of attractive valuations and increased interest from institutional investors led to a significant rise in municipal bond prices and a corresponding decline in yields. Another positive impact was the reduced supply of tax-exempt municipal debt, in part because of the introduction of “Build America” bonds in the final few months of the period. This new class of taxable municipal debt – created as part of the February 2009 economic stimulus package – provides municipal issuers with a 35% annual federal income tax credit on their interest payments. For many borrowers, these bonds provided an attractive alternative to issuing traditional tax-exempt debt. The Build America bond program got off to a quick start and effectively diverted high-grade tax-exempt new-issue supply into the taxable market. Therefore, a combination of lower issuance along with higher demand provided additional support to municipal bond prices. For the twelve months ending May 31, 2009, municipal bond issuance nationwide totaled approximately $410 billion, a drop of 12% compared with the prior twelve months. While market conditions during this period influenced the demand for municipal bonds, investors – and especially individual investors – remained attracted by the high tax-equivalent yields offered by municipal bonds relative to taxable bonds.

What type of economic environment did the six states profiled in this report experience during the period?

As of the end of the reporting period, Kansas debt maintained credit ratings of Aa1 and AA+ from Moody’s and Standard & Poor’s (S&P), respectively, reflecting the state’s

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conservative fiscal management, relatively low indebtedness and strong financial reserves. Kansas features a number of aerospace employers, who have been adversely affected by the national recession and have experienced layoffs. As of May 2009, Kansas had a jobless rate of 7.0%, up from 4.3% a year earlier but lower than the May 2009 national average of 9.4%. The Kansas economy has benefited from the lack of a housing bubble in the state during the past several years as well as some helpful diversification in the state economy. New municipal bond issuance within Kansas totaled $2.7 billion for the twelve-month period ending May 31, 2009, reflecting a year-over-year decrease of 6%.

Kentucky’s economy has been hard-hit by the recession, with nearly every economic sector within the state in decline. A combination of tight credit and growing unemployment has cut into the demand for automobiles and housing, while job cuts in the state’s important coal mining and automotive sectors have been particularly detrimental. Kentucky’s jobless rate stood at 10.6% in May 2009, significantly higher than the 6.2% jobless rate of May 2008. At period end, Kentucky’s credit rating stood at Aa2 and AA- from Moody’s and Standard & Poor’s (S&P), respectively. For the twelve months ending May 31, 2009, the state saw new municipal bond issuance of $6 billion, a year-over-year increase of 24%.

In May 2009, the unemployment in Michigan was 14.1% – the highest in the nation by a wide margin and nearly 6% above the level of a year earlier. Heavily dependent on the automotive sector, the Michigan economy struggled along with the fortunes of that business. As the period came to a close, U.S. automaker General Motors (GM), the largest employer in the state, was expected to declare bankruptcy imminently (GM did file for bankruptcy protection on June 1, 2009, after the end of the reporting period.) Another large Michigan automaker, Chrysler, went into bankruptcy during the period. For the twelve months ending May 31, 2009, the state issued $6.9 billion worth of new municipal debt, a decrease of 43% on a year-over-year basis. In comparison, national municipal issuance during the same timeframe was down 12%. At period end, Michigan maintained credit ratings of Aa3, AA- and A+ from Moody’s, Standard & Poor’s (S&P) and Fitch, respectively.

The Missouri economy continued to weaken along with most industries in the state. The manufacturing sector, in particular, was hampered by weaker demand for durable goods. While Missouri’s service industries fared better than manufacturers, they too were challenged, thanks to slower consumer spending trends and tight credit markets. Missouri’s unemployment rate in May 2009 was 9.0%, slightly below the national jobless average of 9.4%. For the twelve months ending May 31, 2009, new Missouri municipal issuance totaled $5.1 billion. At period end, Missouri held credit ratings of Aaa and AAA from Moody’s and Standard & Poor’s (S&P), respectively.

Ohio’s state issuance of tax-exempt municipal debt totaled $12.5 billion during the twelve months ending May 31, 2009. That reflected a 24% decrease compared to the prior twelve months. Though large and diverse, Ohio’s economy includes a substantial manufacturing component. As a result, the state’s economy was weak and forecasted to remain that way, according to Ohio’s Office of Management and Budget. In May 2009, Ohio’s jobless rate was 10.8% compared with 6.3% in May 2008. At period end, Ohio’s credit ratings stood at Aa1, AA+ and AA+ from Moody’s, Standard & Poor’s (S&P) and

4	Nuveen Investments

Fitch, respectively. In April 2009, Moody’s issued a negative outlook for the state’s general obligation debt, citing Ohio’s weak economy as well as several recent tax amendments restricting revenue production within the state. Subsequent to the reporting period, Moody’s dropped its rating to Aa2 and Fitch dropped its rating to AA, respectively.

Wisconsin’s economy has been hit hard by the recession, with a number of its major employers experiencing significant difficulties. In May 2009, Wisconsin’s unemployment rate stood at 8.9%, up from 4.4% a year earlier. The state’s debt levels are considerably higher than the national median, according to Moody’s, but because of a lack of unfunded pension obligations, the state’s overall state debt burden is closer to average. Wisconsin issued approximately $7.3 billion worth of municipal debt during the twelve months ending May 31, 2009, a 28% year-over-year increase. At period end, Wisconsin maintained credit ratings of Aa3, AA and AA- from Moody’s, Standard & Poor’s (S&P) and Fitch, respectively.

How did the Funds perform during the twelve-month period?

The table on page six provides Class A Share total returns for the six Funds for the one-year, five-year, and ten-year periods ending May 31, 2009. Each Fund’s total returns are compared with the returns of its corresponding Lipper peer fund category average, the national Barclays Capital Municipal Bond Index, its respective state Standard & Poor’s (S&P) municipal bond index and S&P National Municipal Bond Index.

The Nuveen Kansas, Kentucky, Michigan, Ohio and Wisconsin Funds’ Class A Shares at net asset value all outperformed their respective Lipper peer group averages, while the Missouri Fund trailed its Lipper peer group average. All the Funds’ Class A Shares at net asset value lagged the national Barclays Capital index. The Kansas, Ohio and Wisconsin Funds performed better than the Standard & Poor’s (S&P) National Municipal Bond Index for the period, while the Kentucky, Michigan and Missouri Funds trailed this measure. The Kansas, Michigan and Ohio Funds performed better than their respective S&P state-specific benchmarks, while the Kentucky, Missouri and Wisconsin Funds underperformed these indexes.

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1	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Other States Municipal Debt Funds Category Average contained 151, 133 and 117 funds for the one-year, five-year and ten-year periods, respectively, ended May 31, 2009. The Lipper Michigan Municipal Debt Funds Category Average had 26, 20 and 19 funds, the Lipper Missouri Municipal Debt Funds Category Average had 16, 14 and 13 funds and the Lipper Ohio Municipal Debt Funds Category Average had 40, 34 and 30 funds respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Barclays Capital Municipal Bond Index is an unmanaged index containing a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

3	The Standard & Poor’s (S&P) Kansas Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Kansas municipal bond market. The Standard & Poor’s (S&P) Kentucky Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Kentucky municipal bond market. The Standard & Poor’s (S&P) Michigan Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Michigan municipal bond market. The Standard & Poor’s (S&P) Missouri Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Missouri municipal bond market. The Standard & Poor’s (S&P) Ohio Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Ohio municipal bond market. The Standard & Poor’s (S&P) Wisconsin Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Wisconsin municipal bond market. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

4	The Standard & Poor’s (S&P) National Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment grade municipal bond market. The index does not reflect any initial or ongoing expenses and are not available for direct investment.

Class A Shares – Average Annual Total Returns

As of 5/31/09

	Average Annual
	1-Year	5-Year	10-Year
Nuveen Kansas Municipal Bond Fund
A Shares at NAV	2.62%	3.92%	4.14%
A Shares at Offer	-1.71%	3.03%	3.69%
Lipper Other States Municipal Debt Funds Category Average[1]	0.51%	3.04%	3.61%
Barclays Capital Municipal Bond Index[2]	3.57%	4.41%	4.95%
Standard & Poor’s (S&P) Kansas Municipal Bond Index[3]	2.17%	3.99%	4.84%
Standard & Poor’s (S&P) National Municipal Bond Index[4]	2.02%	4.21%	4.81%
Nuveen Kentucky Municipal Bond Fund
A Shares at NAV	1.33%	3.61%	4.07%
A Shares at Offer	-2.90%	2.72%	3.62%
Lipper Other States Municipal Debt Funds Category Average[1]	0.51%	3.04%	3.61%
Barclays Capital Municipal Bond Index[2]	3.57%	4.41%	4.95%
Standard & Poor’s (S&P) Kentucky Municipal Bond Index[3]	3.55%	3.36%	4.35%
Standard & Poor’s (S&P) National Municipal Bond Index[4]	2.02%	4.21%	4.81%
Nuveen Michigan Municipal Bond Fund
A Shares at NAV	1.59%	3.65%	4.19%
A Shares at Offer	-2.68%	2.77%	3.74%
Lipper Michigan Municipal Debt Funds Category Average[1]	-2.36%	3.29%	3.85%
Barclays Capital Municipal Bond Index[2]	3.57%	4.41%	4.95%
Standard & Poor’s (S&P) Michigan Municipal Bond Index[3]	-0.22%	3.67%	4.64%
Standard & Poor’s (S&P) National Municipal Bond Index[4]	2.02%	4.21%	4.81%
Nuveen Missouri Municipal Bond Fund
A Shares at NAV	-0.52%	3.27%	3.85%
A Shares at Offer	-4.70%	2.39%	3.41%
Lipper Missouri Municipal Debt Funds Category Average[1]	-0.33%	2.93%	3.69%
Barclays Capital Municipal Bond Index[2]	3.57%	4.41%	4.95%
Standard & Poor’s (S&P) Missouri Municipal Bond Index[3]	1.81%	4.30%	4.90%
Standard & Poor’s (S&P) National Municipal Bond Index[4]	2.02%	4.21%	4.81%
Nuveen Ohio Municipal Bond Fund
A Shares at NAV	2.75%	3.93%	4.14%
A Shares at Offer	-1.55%	3.04%	3.69%
Lipper Ohio Municipal Debt Funds Category Average[1]	0.98%	3.47%	3.87%
Barclays Capital Municipal Bond Index[2]	3.57%	4.41%	4.95%
Standard & Poor’s (S&P) Ohio Municipal Bond Index[3]	0.25%	3.44%	4.37%
Standard & Poor’s (S&P) National Municipal Bond Index[4]	2.02%	4.21%	4.81%
Nuveen Wisconsin Municipal Bond Fund
A Shares at NAV	2.61%	3.70%	4.06%
A Shares at Offer	-1.68%	2.80%	3.61%
Lipper Other States Municipal Debt Funds Category Average[1]	0.51%	3.04%	3.61%
Barclays Capital Municipal Bond Index[2]	3.57%	4.41%	4.95%
Standard & Poor’s (S&P) Wisconsin Municipal Bond Index[3]	4.96%	5.51%	5.43%
Standard & Poor’s (S&P) National Municipal Bond Index[4]	2.02%	4.21%	4.81%

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns at NAV would be lower if the sales charge were included. Class A Shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

6	Nuveen Investments

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

All six Funds continued to employ the same fundamental investment strategies and tactics used in previous years, although our ability to implement those strategies depended on the individual characteristics of the six portfolios as well as market conditions within each state. Below we outline our specific approaches to managing the Funds, as well as discuss noteworthy factors influencing each Fund’s performance.

Nuveen Kansas, Missouri and Wisconsin Municipal Bond Funds

In all three Funds, our duration (interest-rate) positioning had a positive impact on one-year performance. All of the portfolios were relatively underweighted to various extents in the longest-maturity bonds – which did poorly as a whole – and relatively overweighted in the better-performing intermediate portion of the yield curve. However, the Kansas and Missouri Funds had more-modest allocations to the very-shortest-maturity bonds. Each Fund had limited exposure to advance refunded bonds, which are typically backed by escrowed U.S. Treasury securities and have extremely short maturities. Because of their high credit quality and short durations, the individual advance refunded issues we did own performed very well. Being relatively underexposed to this category provided a modest offsetting negative to our otherwise strong yield-curve positioning.

From a credit-rating standpoint, the Kansas Fund benefited from being comparatively underweighted in bonds rated BBB, which underperformed as risk-averse investors favored higher-quality debt. The Fund also was helped by being overweighted in A-rated bonds. Meanwhile, the Missouri Fund’s results were hampered by an overweighting in BBB-rated and non-rated issues, while excess exposure to non-rated bonds also hampered results in the Wisconsin Fund. That portfolio also was underweighted in the strong-performing AAA rating category.

The Missouri Fund’s performance was further hurt by our allocation to industrial development revenue bonds. In addition, we owned multi-family housing project debt whose interest payments were guaranteed by bank/mortgage lender SunTrust, through a unit of troubled insurance conglomerate American International Group (AIG). AIG’s financial difficulties caused credit spreads on these SunTrust-backed bonds to widen dramatically, meaning that investors were demanding higher interest payments in exchange for owning the securities. In response, the bonds’ prices fell, and our position ended up having a meaningfully negative impact on the Missouri Fund’s performance. In contrast, the Wisconsin Fund saw favorable relative performance from its exposure to multi-family housing bonds, in part because this portfolio did not include the weak-performing SunTrust securities.

At various times throughout the period, but especially in the fourth quarter of 2008, we took advantage of credit-spread widening to buy tax-exempt securities at historically very low prices and very high yields. In the new-issue municipal bond market, there was not much supply available for purchase. When new issuance did become available, buyers often had significantly more leverage than sellers, who were forced to offer exceptionally favorable terms. In both the Kansas and Missouri Funds, we were fairly active in taking

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advantage of lower-rated investment opportunities across a variety of sectors. To fund these purchases, we capitalized on strong demand from individual investors by selling higher-quality, intermediate-duration bonds with short call dates and coupons of 5% or greater – structures that individual investors regularly find attractive. We believe that the opportunistic purchases made during the period have the potential to continue providing value to our shareholders for many years to come.

In the Kansas Fund, we reluctantly invested in out-of-state bonds toward the end of the period because of relatively scarce supply of fully tax-exempt debt within the state. These new purchases were exempt from federal income taxes but not Kansas state taxes. We expect to replace these securities with fully tax-exempt Kansas bonds once suitable opportunities become available.

While it was relatively easy to do some opportunistic buying in the Kansas and Missouri Funds during the period, bond supply is routinely more limited in Wisconsin. As a result, management activity in Wisconsin was considerably quieter. During the period, we saw no worthwhile opportunities to add lower-rated securities to the portfolio, except for an A-rated community development authority bond issue that we purchased.

As a consequence of the relatively limited supply in Wisconsin, the Fund had fairly heavy exposure to Puerto Rico bonds. Over time, our concern grew about the credit quality of these issues. Accordingly, we began in diversifying some holdings away from these bonds and redeploying the assets in Wisconsin bonds that were exempt from federal but not state income taxes. Similar to in the Kansas Fund, we plan to sell those bonds and reinvest in fully-tax-exempt Wisconsin bonds when attractive opportunities emerge.

Nuveen Kentucky, Michigan and Ohio Municipal Bond Funds

Bonds with shorter durations – meaning less interest-rate sensitivity – and higher credit ratings tended to outperform their longer-duration, lower-rated counterparts, as investors took part in a “flight to quality.” Not surprisingly, the Funds’ performance was hurt to the extent we were exposed to lower-rated issues. The Kentucky Fund was relatively overweighted in lower-rated bonds, and it was further hurt by our allocation to Puerto Rico bonds. Because of concerns about Puerto Rico’s weakening credit quality, those bonds did not perform well. In the Michigan Fund, our overweighting in A-rated bonds – an underperforming category – detracted from overall performance. The Ohio Fund’s return was hurt by an overweighting in industrial development revenue bonds – which tend to have lower credit ratings – and by the underperformance of some individual lower-rated health care issuers.

Duration positioning was a meaningful positive during the period in all three Funds. To varying degrees, the portfolios lacked significant exposure to longer-dated issues, which helped performance. The Ohio Fund further benefited from an overweighting in pre-refunded bonds. Because these securities have very short durations and high credit quality, this category performed exceptionally well. However, the Kentucky Fund was underweighted in pre-refunded bonds, detracting from results.

Given investors’ risk aversion, bonds seen as defensive tended to be the best performers, while those with more credit risk generally did poorly. The Kentucky and Michigan Funds,

8	Nuveen Investments

for example, benefited from some individual utility bond positions – especially water/sewer issues – that performed well because of their defensive characteristics. In contrast, those two Funds were hurt by the health care sector – a weak-performing category overall and in which we had some disappointing individual performers.

The Michigan Fund also was hampered by a relative lack of exposure to traditional tax-backed municipal debt, which as a category did well during the period. But we also benefited from having minimal exposure to Detroit general obligation debt, which, because of the city’s financial challenges and recent credit-rating downgrade, were significant underperformers. Also helping the Michigan Fund’s results was the pre-refunding of one of our bond holdings, which subsequently enjoyed substantial price appreciation.

All three Funds benefited from some of the individual bonds we purchased during the fourth quarter of 2008 and early 2009. We engaged in “opportunistic” buying, taking advantage of wider credit spreads in the municipal bond market to add creditworthy lower-rated positions that we believed were offering exceptionally attractive risk-adjusted returns. On this theme, for example, we purchased several new health care bond issues in all three Funds as well as an industrial development revenue bond issue for the Ohio Fund that we believed was well positioned.

Our purchase activity in the Michigan Fund was relatively limited during the reporting period. As we mentioned, we had limited exposure to Detroit general obligation debt. We sold the last of these positions in February for what we believe was a very favorable price. We used the sale proceeds to purchase better-rated general obligation bonds from elsewhere in the state.

Ohio, also, faced unique economic challenges, and we pursued a similar approach in this Fund. Our purchases focused on high-quality general obligation debt issued by municipalities that we, believed could perform well even in a difficult economy. These investments represented the majority of our additions to the Ohio portfolio during the period.

In addition to our opportunistic purchases we also added a variety of essential-service revenue bonds to the Kentucky portfolio, with an emphasis on relatively long maturities to take advantage of the steepness in the yield curve. We also purchased a small quantity of tax-increment appropriation bonds.

To fund our new investment activity in all three portfolios, we sold shorter-maturity, high-quality bonds – which despite a relatively illiquid market continued to see strong demand from individual investors – and also used the proceeds of bond calls and maturities. In addition, both the Kentucky Fund and, to a lesser extent, the Ohio Fund had meaningful allocations to Puerto Rico general obligation bonds. Because of our increasing concerns about Puerto Rico’s credit quality, we sold the territory’s debt whenever we believed the timing was appropriate. These sales helped provide us with the funds to buy other bonds that we felt provided a better risk/reward tradeoff.

Dividend Information

The Kansas Fund’s Class I Shares saw a dividend reduction in November 2008, while the Michigan Fund’s Class C Shares saw its dividend increased in that same month but

Nuveen Investments	9

decreased in February 2009. All share classes of the Missouri Fund experienced a dividend increase in February 2009, while the Fund’s Class B Shares also had a dividend increase in November 2008. The Ohio Fund’s Class C Shares reduced their dividend in February 2009 but saw a dividend increase in November 2008. All share classes of the Wisconsin Fund had a dividend increase in February, but the Fund’s Class I Shares decreased its dividend in November 2008. The Kentucky Fund maintained its dividend steady throughout the past twelve months.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2009, all six Funds had positive UNII balances for tax purposes. The Kansas, Missouri and Ohio Funds had positive UNII balances, while the Kentucky, Michigan and Wisconsin Funds had negative UNII balances for financial statement purposes.

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Nuveen Kansas Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Kentucky Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the Barclays Capital Municipal Bond Index and their relevant Standard & Poor’s (S&P) index. Returns would be different for the other share classes. The Barclays Capital Municipal Bond Index is an unmanaged national index comprising a broad range of investment grade municipal bonds. The S&P National Municipal Bond Index is a market value weighted index designed to measure the performance of the investment grade U.S. municipal bond market. The S&P Kansas Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Kansas municipal bond market. The S&P Kentucky Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Kentucky municipal bond market. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.2%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	11

Nuveen Michigan Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Missouri Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the Barclays Capital Municipal Bond Index and their relevant Standard & Poor’s (S&P) index. Returns would be different for the other share classes. The Barclays Capital Municipal Bond Index is an unmanaged national index comprising a broad range of investment grade municipal bonds. The S&P National Municipal Bond Index is a market value weighted index designed to measure the performance of the investment grade U.S. municipal bond market. The S&P Michigan Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Michigan municipal bond market. The S&P Missouri Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Missouri municipal bond market. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.2%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

12	Nuveen Investments

Nuveen Ohio Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Wisconsin Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the Barclays Capital Municipal Bond Index and their relevant Standard & Poor’s (S&P) index. Returns would be different for the other share classes. The Barclays Capital Municipal Bond Index is an unmanaged national index comprising a broad range of investment grade municipal bonds. The S&P National Municipal Bond Index is a market value weighted index designed to measure the performance of the investment grade U.S. municipal bond market. The S&P Ohio Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Ohio municipal bond market. The S&P Wisconsin Municipal Bond Index is a market value-weighted index designed to measure the performance of the investment-grade Wisconsin municipal bond market. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (4.2%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	13

Fund Spotlight as of 5/31/09 Nuveen Kansas Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FKSTX	FBKSX	FCKSX	FRKSX
NAV	$10.03	$9.94	$10.03	$10.07
Latest Monthly Dividend[2]	$0.0355	$0.0290	$0.0310	$0.0370
Inception Date	1/09/92	2/19/97	2/11/97	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/09

A Shares	NAV	Offer
1-Year	2.62%	-1.71%
5-Year	3.92%	3.03%
10-Year	4.14%	3.69%

B Shares	w/o CDSC	w/CDSC
1-Year	1.82%	-2.11%
5-Year	3.15%	2.97%
10-Year	3.51%	3.51%

C Shares	NAV
1-Year	2.05%
5-Year	3.36%
10-Year	3.57%

I Shares	NAV
1-Year	2.82%
5-Year	4.14%
10-Year	4.34%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	4.25%	4.07%
30-Day Yield[3]	3.70%	—
SEC 30-Day Yield[3,4]	—	3.54%
Taxable-Equivalent Yield[4,5]	5.49%	5.25%

B Shares	NAV
Dividend Yield[3]	3.50%
30-Day Yield[3]	2.95%
Taxable-Equivalent Yield[5]	4.38%

C Shares	NAV
Dividend Yield[3]	3.71%
30-Day Yield[3]	3.15%
Taxable-Equivalent Yield[5]	4.67%

I Shares	NAV
Dividend Yield[3]	4.41%
SEC 30-Day Yield[3]	3.90%
Taxable-Equivalent Yield[5]	5.79%

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	2.91%	-1.39%
5-Year	3.69%	2.80%
10-Year	4.25%	3.80%

B Shares	w/o CDSC	w/CDSC
1-Year	2.11%	-1.83%
5-Year	2.94%	2.76%
10-Year	3.63%	3.63%

C Shares	NAV
1-Year	2.34%
5-Year	3.13%
10-Year	3.68%

I Shares	NAV
1-Year	3.11%
5-Year	3.89%
10-Year	4.45%

Portfolio Statistics

Net Assets ($000)	$144,158
Average Effective Maturity on Securities (Years)	17.75
Average Duration	6.13

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.87%	0.86%	5/31/08
Class B	1.62%	1.61%	5/31/08
Class C	1.42%	1.41%	5/31/08
Class I	0.67%	0.66%	5/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2009.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.6%.

14	Nuveen Investments

Fund Spotlight as of 5/31/09 Nuveen Kansas Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Health Care	22.6%
Tax Obligation/Limited	17.6%
Housing/Single Family	16.5%
Tax Obligation/General	10.5%
Water and Sewer	9.8%
Utilities	8.8%
Other	14.2%

1	As a percentage of total investments as of May 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,097.40	$1,092.80	$1,095.60	$1,099.20	$1,020.64	$1,016.95	$1,017.95	$1,021.64
Expenses Incurred During Period	$4.50	$8.35	$7.31	$3.45	$4.33	$8.05	$7.04	$3.33

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.60%, 1.40% and ..66% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	15

Fund Spotlight as of 5/31/09 Nuveen Kentucky Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FKYTX	FKYBX	FKYCX	FKYRX
NAV	$10.39	$10.40	$10.39	$10.39
Latest Monthly Dividend[2]	$0.0365	$0.0300	$0.0315	$0.0380
Latest Capital Gain and Ordinary Income Distribution[3]	$0.0701	$0.0701	$0.0701	$0.0701
Inception Date	5/04/87	2/05/97	10/04/93	2/07/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/09

A Shares	NAV	Offer
1-Year	1.33%	-2.90%
5-Year	3.61%	2.72%
10-Year	4.07%	3.62%

B Shares	w/o CDSC	w/CDSC
1-Year	0.56%	-3.30%
5-Year	2.84%	2.67%
10-Year	3.45%	3.45%

C Shares	NAV
1-Year	0.64%
5-Year	3.03%
10-Year	3.49%

I Shares	NAV
1-Year	1.41%
5-Year	3.80%
10-Year	4.27%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	4.22%	4.04%
30-Day Yield[4]	3.63%	—
SEC 30-Day Yield[4,5]	—	3.48%
Taxable-Equivalent Yield[5,6]	5.36%	5.14%

B Shares	NAV
Dividend Yield[4]	3.46%
30-Day Yield[4]	2.88%
Taxable-Equivalent Yield[6]	4.25%

C Shares	NAV
Dividend Yield[4]	3.64%
30-Day Yield[4]	3.09%
Taxable-Equivalent Yield[6]	4.56%

I Shares	NAV
Dividend Yield[4]	4.39%
SEC 30-Day Yield[4]	3.83%
Taxable-Equivalent Yield[6]	5.66%

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	1.49%	-2.81%
5-Year	3.36%	2.47%
10-Year	4.14%	3.69%

B Shares	w/o CDSC	w/CDSC
1-Year	0.72%	-3.14%
5-Year	2.60%	2.43%
10-Year	3.50%	3.50%

C Shares	NAV
1-Year	0.99%
5-Year	2.80%
10-Year	3.57%

I Shares	NAV
1-Year	1.77%
5-Year	3.57%
10-Year	4.35%

Portfolio Statistics

Net Assets ($000)	$404,961
Average Effective Maturity on Securities (Years)	15.20
Average Duration	6.06

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.89%	0.89%	5/31/08
Class B	1.64%	1.64%	5/31/08
Class C	1.44%	1.44%	5/31/08
Class I	0.69%	0.69%	5/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2009.

3	Paid December 5, 2008. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

16	Nuveen Investments

Fund Spotlight as of 5/31/09 Nuveen Kentucky Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/Limited	26.2%
Utilities	15.9%
Water and Sewer	14.6%
Health Care	13.1%
U.S. Guaranteed	9.4%
Transportation	5.5%
Education and Civic Organizations	5.3%
Other	10.0%

1	As a percentage of total investments as of May 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,081.30	$1,077.10	$1,077.00	$1,081.20	$1,020.79	$1,017.10	$1,018.05	$1,021.79
Expenses Incurred During Period	$4.31	$8.13	$7.15	$3.27	$4.18	$7.90	$6.94	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.57%, 1.38% and ..63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	17

Fund Spotlight as of 5/31/09 Nuveen Michigan Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FMITX	FMIBX	FLMCX	NMMIX
NAV	$10.83	$10.86	$10.83	$10.83
Latest Monthly Dividend[2]	$0.0385	$0.0320	$0.0335	$0.0405
Latest Capital Gain Distribution[3]	$0.0137	$0.0137	$0.0137	$0.0137
Inception Date	6/27/85	2/03/97	6/22/93	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/09

A Shares	NAV	Offer
1-Year	1.59%	-2.68%
5-Year	3.65%	2.77%
10-Year	4.19%	3.74%

B Shares	w/o CDSC	w/CDSC
1-Year	0.94%	-2.95%
5-Year	2.89%	2.73%
10-Year	3.56%	3.56%

C Shares	NAV
1-Year	1.04%
5-Year	3.11%
10-Year	3.61%

I Shares	NAV
1-Year	1.82%
5-Year	3.87%
10-Year	4.39%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	4.27%	4.09%
30-Day Yield[4]	3.74%	—
SEC 30-Day Yield[4,5]	—	3.59%
Taxable-Equivalent Yield[5,6]	5.43%	5.21%

B Shares	NAV
Dividend Yield[4]	3.54%
30-Day Yield[4]	2.99%
Taxable-Equivalent Yield[6]	4.34%

C Shares	NAV
Dividend Yield[4]	3.71%
30-Day Yield[4]	3.19%
Taxable-Equivalent Yield[6]	4.63%

I Shares	NAV
Dividend Yield[4]	4.49%
SEC 30-Day Yield[4]	3.94%
Taxable-Equivalent Yield[6]	5.72%

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	1.84%	-2.42%
5-Year	3.40%	2.52%
10-Year	4.23%	3.79%

B Shares	w/o CDSC	w/CDSC
1-Year	1.00%	-2.89%
5-Year	2.61%	2.44%
10-Year	3.61%	3.61%

C Shares	NAV
1-Year	1.19%
5-Year	2.82%
10-Year	3.65%

I Shares	NAV
1-Year	1.98%
5-Year	3.58%
10-Year	4.43%

Portfolio Statistics

Net Assets ($000)	$205,076
Average Effective Maturity on Securities (Years)	15.19
Average Duration	6.77

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.86%	0.85%	5/31/08
Class B	1.61%	1.60%	5/31/08
Class C	1.41%	1.40%	5/31/08
Class I	0.66%	0.65%	5/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2009.

3	Paid December 5, 2008. Capital gains are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.1%.

18	Nuveen Investments

Fund Spotlight as of 5/31/09 Nuveen Michigan Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/General	37.3%
Tax Obligation/Limited	13.0%
U.S. Guaranteed	12.2%
Water and Sewer	11.9%
Health Care	8.1%
Utilities	6.1%
Other	11.4%

1	As a percentage of total investments as of May 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,086.70	$1,083.50	$1,083.70	$1,087.90	$1,020.59	$1,016.90	$1,017.85	$1,021.54
Expenses Incurred During Period	$4.53	$8.36	$7.38	$3.54	$4.38	$8.10	$7.14	$3.43

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .87%, 1.61%, 1.42% and ..68% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	19

Fund Spotlight as of 5/31/09 Nuveen Missouri Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FMOTX	FMMBX	FMOCX	FMMRX
NAV	$10.14	$10.15	$10.13	$10.14
Latest Monthly Dividend[2]	$0.0385	$0.0325	$0.0340	$0.0405
Latest Capital Gain Distribution[3]	$0.0547	$0.0547	$0.0547	$0.0547
Inception Date	8/03/87	2/06/97	2/02/94	2/19/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/09

A Shares	NAV	Offer
1-Year	-0.52%	-4.70%
5-Year	3.27%	2.39%
10-Year	3.85%	3.41%

B Shares	w/o CDSC	w/CDSC
1-Year	-1.26%	-5.04%
5-Year	2.49%	2.31%
10-Year	3.24%	3.24%

C Shares	NAV
1-Year	-1.06%
5-Year	2.71%
10-Year	3.29%

I Shares	NAV
1-Year	-0.29%
5-Year	3.47%
10-Year	4.06%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	4.56%	4.37%
30-Day Yield[4]	4.08%	—
SEC 30-Day Yield[4,5]	—	3.91%
Taxable-Equivalent Yield[5,6]	6.03%	5.78%

B Shares	NAV
Dividend Yield[4]	3.84%
30-Day Yield[4]	3.33%
Taxable-Equivalent Yield[6]	4.92%

C Shares	NAV
Dividend Yield[4]	4.03%
30-Day Yield[4]	3.53%
Taxable-Equivalent Yield[6]	5.21%

I Shares	NAV
Dividend Yield[4]	4.79%
SEC 30-Day Yield[4]	4.28%
Taxable-Equivalent Yield[6]	6.32%

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	0.02%	-4.16%
5-Year	3.04%	2.17%
10-Year	3.94%	3.49%

B Shares	w/o CDSC	w/CDSC
1-Year	-0.72%	-4.52%
5-Year	2.31%	2.14%
10-Year	3.32%	3.32%

C Shares	NAV
1-Year	-0.53%
5-Year	2.49%
10-Year	3.37%

I Shares	NAV
1-Year	0.26%
5-Year	3.27%
10-Year	4.15%

Portfolio Statistics

Net Assets ($000)	$215,745
Average Effective Maturity on Securities (Years)	15.68
Average Duration	7.24

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.87%	0.87%	5/31/08
Class B	1.62%	1.62%	5/31/08
Class C	1.42%	1.42%	5/31/08
Class I	0.68%	0.67%	5/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2009.

3	Paid December 5, 2008. Capital gains are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

20	Nuveen Investments

Fund Spotlight as of 5/31/09 Nuveen Missouri Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/Limited	19.9%
Health Care	18.0%
Tax Obligation/General	15.2%
U.S. Guaranteed	8.4%
Long-Term Care	6.1%
Consumer Staples	5.1%
Transportation	4.5%
Water and Sewer	4.4%
Utilities	4.2%
Other	14.2%

1	As a percentage of total investments as of May 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,093.20	$1,087.90	$1,090.30	$1,093.40	$1,020.64	$1,016.95	$1,017.90	$1,021.59
Expenses Incurred During Period	$4.49	$8.33	$7.35	$3.50	$4.33	$8.05	$7.09	$3.38

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.60%, 1.41% and ..67% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	21

Fund Spotlight as of 5/31/09 Nuveen Ohio Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FOHTX	FOHBX	FOHCX	NXOHX
NAV	$10.77	$10.75	$10.74	$10.75
Latest Monthly Dividend[2]	$0.0380	$0.0315	$0.0330	$0.0400
Latest Capital Gain and Ordinary Income Distributions[3]	$0.0413	$0.0413	$0.0413	$0.0413
Inception Date	6/27/85	2/03/97	8/03/93	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 5/31/09

A Shares	NAV	Offer
1-Year	2.75%	-1.55%
5-Year	3.93%	3.04%
10-Year	4.14%	3.69%

B Shares	w/o CDSC	w/CDSC
1-Year	1.97%	-1.95%
5-Year	3.15%	2.98%
10-Year	3.52%	3.52%

C Shares	NAV
1-Year	2.19%
5-Year	3.37%
10-Year	3.57%

I Shares	NAV
1-Year	2.99%
5-Year	4.14%
10-Year	4.35%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	4.23%	4.06%
30-Day Yield[4]	3.53%	—
SEC 30-Day Yield[4,5]	—	3.38%
Taxable-Equivalent Yield[5,6]	5.21%	4.99%

B Shares	NAV
Dividend Yield[4]	3.52%
30-Day Yield[4]	2.78%
Taxable-Equivalent Yield[6]	4.11%

C Shares	NAV
Dividend Yield[4]	3.69%
30-Day Yield[4]	2.97%
Taxable-Equivalent Yield[6]	4.39%

I Shares	NAV
Dividend Yield[4]	4.47%
SEC 30-Day Yield[4]	3.73%
Taxable-Equivalent Yield[6]	5.51%

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	2.44%	-1.90%
5-Year	3.58%	2.69%
10-Year	4.14%	3.69%

B Shares	w/o CDSC	w/CDSC
1-Year	1.77%	-2.15%
5-Year	2.83%	2.66%
10-Year	3.53%	3.53%

C Shares	NAV
1-Year	1.88%
5-Year	3.01%
10-Year	3.58%

I Shares	NAV
1-Year	2.68%
5-Year	3.78%
10-Year	4.35%

Portfolio Statistics

Net Assets ($000)	$491,289
Average Effective Maturity on Securities (Years)	14.90
Average Duration	6.05

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.93%	0.92%	5/31/08
Class B	1.67%	1.67%	5/31/08
Class C	1.48%	1.47%	5/31/08
Class I	0.73%	0.72%	5/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2009.

3	Paid December 5, 2008. Capital gains and/or ordinary income are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

22	Nuveen Investments

Fund Spotlight as of 5/31/09 Nuveen Ohio Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/General	23.6%
U.S. Guaranteed	16.2%
Tax Obligation/Limited	10.9%
Health Care	10.1%
Utilities	8.3%
Education and Civic Organizations	7.2%
Water and Sewer	6.5%
Consumer Staples	4.8%
Other	12.4%

1	As a percentage of total investments as of May 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,084.50	$1,080.70	$1,081.80	$1,085.90	$1,020.74	$1,017.05	$1,018.00	$1,021.74
Expenses Incurred During Period	$4.37	$8.20	$7.21	$3.33	$4.23	$7.95	$6.99	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.58%, 1.39% and ..64% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	23

Fund Spotlight as of 5/31/09 Nuveen Wisconsin Municipal Bond Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbol	FWIAX	FWIBX	FWICX	FWIRX
NAV	$9.95	$9.97	$9.96	$9.97
Latest Monthly Dividend[2]	$0.0320	$0.0260	$0.0275	$0.0335
Latest Capital Gain Distribution[3]	$0.0051	$0.0051	$0.0051	$0.0051
Inception Date	6/01/94	2/25/97	2/25/97	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 5/31/09

A Shares	NAV	Offer
1-Year	2.61%	-1.68%
5-Year	3.70%	2.80%
10-Year	4.06%	3.61%

B Shares	w/o CDSC	w/CDSC
1-Year	1.74%	-2.21%
5-Year	2.92%	2.74%
10-Year	3.44%	3.44%

C Shares	NAV
1-Year	1.93%
5-Year	3.12%
10-Year	3.49%

I Shares	NAV
1-Year	2.72%
5-Year	3.88%
10-Year	4.26%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[4]	3.86%	3.70%
30-Day Yield[4]	3.50%	—
SEC 30-Day Yield[4,5]	—	3.35%
Taxable-Equivalent Yield[5,6]	5.22%	4.99%

B Shares	NAV
Dividend Yield[4]	3.13%
30-Day Yield[4]	2.75%
Taxable-Equivalent Yield[6]	4.10%

C Shares	NAV
Dividend Yield[4]	3.31%
30-Day Yield[4]	2.95%
Taxable-Equivalent Yield[6]	4.40%

I Shares	NAV
Dividend Yield[4]	4.03%
SEC 30-Day Yield[4]	3.71%
Taxable-Equivalent Yield[6]	5.53%

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	2.39%	-1.94%
5-Year	3.34%	2.45%
10-Year	4.12%	3.68%

B Shares	w/o CDSC	w/CDSC
1-Year	1.73%	-2.21%
5-Year	2.58%	2.41%
10-Year	3.50%	3.50%

C Shares	NAV
1-Year	1.82%
5-Year	2.79%
10-Year	3.56%

I Shares	NAV
1-Year	2.60%
5-Year	3.54%
10-Year	4.34%

Portfolio Statistics

Net Assets ($000)	$57,011
Average Effective Maturity on Securities (Years)	15.63
Average Duration	7.49

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.88%	0.86%	5/31/08
Class B	1.63%	1.61%	5/31/08
Class C	1.43%	1.41%	5/31/08
Class I	0.68%	0.66%	5/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid June 1, 2009. This is the latest monthly tax-exempt dividend declared during the period ended May 31, 2009.

3	Paid December 5, 2008. Capital gains are subject to federal taxation.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

6	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

24	Nuveen Investments

Fund Spotlight as of 5/31/09 Nuveen Wisconsin Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/Limited	66.8%
Housing/Multifamily	9.2%
Utilities	7.1%
U.S. Guaranteed	6.2%
Healthcare	5.2%
Other	5.5%

1	As a percentage of total investments as of May 31, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/09)	$1,113.30	$1,109.00	$1,110.10	$1,114.10	$1,020.39	$1,016.70	$1,017.65	$1,021.39
Expenses Incurred During Period	$4.79	$8.68	$7.68	$3.74	$4.58	$8.30	$7.34	$3.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .91%, 1.65%, 1.46% and ..71% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	25

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 1.6%

$1,000	Kansas Development Finance Authority, Athletic Facility Revenue Bonds, University of Kansas Athletic Corporation Project, Series 2004K, 5.000%, 6/01/19	6/14 at 100.00	A1	$1,036,640

1,200	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Kansas State University Housing System, Series 2005A, 5.000%, 4/01/22 – MBIA Insured	4/15 at 100.00	AA–	1,241,016
2,200	Total Education and Civic Organizations			2,277,656
	Energy – 1.0%

1,175	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	BBB	1,117,120

500	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	BBB	464,590
1,675	Total Energy			1,581,710
	Health Care – 21.2%

1,005	Coffeyville Public Building Commission, Kansas, Healthcare Facilities Revenue Bonds, Coffeyville Regional Medical Center, Series 2002, 5.000%, 8/01/18 – AMBAC Insured	8/12 at 100.00	BBB	1,010,427

2,000	Colby, Kansas, Health Facilities Revenue Refunding Bonds, Citizens Medical Center Inc., Series 1998, 5.625%, 8/15/16	8/09 at 100.00	N/R	1,827,260

1,680	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/20	11/15 at 100.00	A2	1,689,173

4,580	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2000K, 6.500%, 12/01/16	6/10 at 101.00	AA	4,830,847

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2007L, 4.750%, 11/15/36 – MBIA Insured	11/17 at 100.00	A2	1,580,040

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.375%, 11/15/28	11/17 at 100.00	A2	1,868,420

1,285	Kansas Development Finance Authority, Hospital Revenue Bonds, Susan B. Allen Memorial Hospital, Series 2002Q, 5.375%, 12/15/16 – RAAI Insured	12/12 at 100.00	BBB–	1,250,601

2,850	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A, 5.750%, 9/01/37	9/17 at 100.00	N/R	2,341,713

	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2006:

2,500	5.125%, 7/01/26	7/16 at 100.00	A3	2,359,825

500	5.125%, 7/01/36	7/16 at 100.00	A3	432,200

1,075	Manhattan, Kansas, Hospital Revenue Bonds, Mercy Health Center, Series 2001, 5.000%, 8/15/15 – FSA Insured	8/11 at 100.00	AAA	1,096,511

3,000	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A, 5.150%, 9/01/31	9/14 at 100.00	N/R	1,910,160

100	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/24 – MBIA Insured	7/09 at 100.00	AA–	100,026

750	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	612,420

3,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Series 2006, 5.000%, 9/01/36	9/16 at 100.00	A	2,801,190

4,780	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 1999-XI, 6.250%, 11/15/24	11/09 at 101.00	A+	4,847,924
33,105	Total Health Care			30,558,737

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 2.3%

	Wichita, Kansas, Multifamily Housing Revenue Refunding Bonds, Shores Apartments, Series 1994XI-A:

$1,500	6.700%, 4/01/19 – RAAI Insured	10/09 at 102.00	BBB–	$1,469,760

2,000	6.800%, 4/01/24 – RAAI Insured	10/09 at 102.00	BBB–	1,882,640
3,500	Total Housing/Multifamily			3,352,400
	Housing/Single Family – 15.5%

105	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2001A, 6.300%, 12/01/32 (Alternative Minimum Tax)	12/10 at 105.00	Aaa	106,625

3,135	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002B-1, 5.950%, 12/01/33 (Alternative Minimum Tax)	12/12 at 105.00	Aaa	3,069,729

2,525	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2005A, 5.550%, 6/01/37 (Alternative Minimum Tax)	6/15 at 105.00	Aaa	2,528,434

145	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	157,002

125	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2000A-2, 7.600%, 12/01/31 – MBIA Insured (Alternative Minimum Tax)	12/09 at 105.00	Aaa	127,369

4,405	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A1, 5.500%, 12/01/38 (Alternative Minimum Tax)	12/16 at 104.00	Aaa	4,440,108

4,205	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A6, 5.550%, 6/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	4,214,251

3,335	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006B1, 5.300%, 12/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	3,354,943

4,215	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2007B4, 5.550%, 12/01/38 (Alternative Minimum Tax)	12/16 at 104.00	Aaa	4,299,806
22,195	Total Housing/Single Family			22,298,267
	Industrials – 1.2%

1,025	Wichita Airport Authority, Kansas, Special Facilities Revenue Bonds, Cessna Citation Service Center, Series 2002A, 6.250%, 6/15/32 (Alternative Minimum Tax)	6/12 at 101.00	A–	787,169

1,000	Wichita, Kansas, Industrial Revenue Bonds, NMF America Inc. Series 2000-II, 5.800%, 8/01/15 (Alternative Minimum Tax)	8/09 at 100.00	AA	1,002,660
2,025	Total Industrials			1,789,829
	Long-Term Care – 2.3%

1,980	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	1,361,408

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Aberdeen Village Inc, Refunding Series 2005A, 5.600%, 5/15/28	5/10 at 100.00	N/R	1,393,760

500	Sedgwick County, Kansas, Healthcare Facilities Revenue Bonds, Catholic Care Center Inc., Series 2001, 5.750%, 11/15/23	11/09 at 100.00	A	501,350
4,480	Total Long-Term Care			3,256,518
	Materials – 2.6%

3,700	Ford County, Kansas, Sewage and Solid Waste Disposal Revenue Bonds, Excel Corporation/Cargill Inc. Project, Series 1998, 5.400%, 6/01/28 (Alternative Minimum Tax)	6/09 at 101.00	A	3,691,268

Nuveen Investments	27

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 9.9%

$2,500	Butler and Sedgwick Counties Unified School District 385, Andover, Kansas, General Obligation Refunding and Improvement Bonds, Series 2000, 6.000%, 9/01/16 – FSA Insured	No Opt. Call	AAA	$2,971,800

2,000	Butler County Unified School District 402, Kansas, General Obligation Bonds, Series 2008A, 5.125%, 9/01/32 – AGC Insured	9/18 at 100.00	Aa2	2,047,960

65	Cowley County Unified School District 465, Winfield, Kansas, General Obligation Bonds, Series 2003, 5.250%, 10/01/23 – MBIA Insured	10/13 at 100.00	AA	68,761

1,500	Douglas County Unified School District 497, Kansas, General Obligation Bonds, Series 2006A, 5.000%, 9/01/25 – MBIA Insured	9/16 at 100.00	Aa3	1,596,780

1,100	Montgomery County Unified School District 445, Coffeyville, Kansas, General Obligation Bonds, Series 2002, 5.000%, 4/01/22 – FGIC Insured	4/12 at 100.00	A	1,116,489

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:

1,000	5.500%, 7/01/20 – MBIA Insured	No Opt. Call	AA–	1,000,360

330	5.375%, 7/01/28	7/11 at 100.00	BBB–	299,072

1,250	Sedgwick County Unified School District 259, Wichita, Kansas, General Obligation Bonds, Series 2000, 3.500%, 9/01/16	9/10 at 100.00	AA	1,262,475

1,500	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Series 2008, 5.000%, 9/01/23 – AGC Insured	9/18 at 100.00	AAA	1,613,790

2,085	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28	9/18 at 100.00	AA–	2,294,313
13,330	Total Tax Obligation/General			14,271,800
	Tax Obligation/Limited – 16.6%

3,000	Butler County Public Building Commission, Kansas, Improvement Revenue Bonds, Public Facilities Projects, Series 2000, 5.550%, 10/01/21 – MBIA Insured	10/10 at 100.00	A2	3,157,500

1,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/20	3/14 at 100.00	AAA	1,078,180

3,000	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/23 – AMBAC Insured	4/13 at 102.00	AA	3,125,460

500	Kansas Development Finance Authority, Lease Revenue Bonds, Department of Administration, State Capitol Restoration Parking Facility Project, Series 2002C, 5.000%, 10/01/21 – FSA Insured	10/12 at 100.00	AAA	527,810

1,140	Kansas Development Finance Authority, Lease Revenue Bonds, Department of Administration, State Capitol Restoration Project, Series 2004G-1, 5.125%, 4/01/21 – MBIA Insured	4/14 at 100.00	AA	1,214,955

3,900	Kansas Development Finance Authority, Revenue Bonds, Department of Administration, Comprehensive Transportation Program, Series 2006A, 5.000%, 11/01/23 – FGIC Insured	11/16 at 100.00	AA	4,152,057

1,000	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 – MBIA Insured	10/11 at 100.00	AA	1,034,160

1,155	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2004A, 5.000%, 4/01/22 – FGIC Insured	4/14 at 101.00	AA	1,202,944

5,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	A	4,187,200

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	10/10 at 101.00	BBB+	2,035,980

2,250	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R	2,145,780
23,945	Total Tax Obligation/Limited			23,862,026

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed – 2.2% (4)

$1,800	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2001A, 7.375%, 1/01/32 (Pre-refunded 1/01/11)	1/11 at 101.00	AAA		$1,992,510

1,010	Wichita, Kansas, Revenue Bonds, CSJ Health System of Wichita, Inc., Series 1985-XXV, 7.200%, 10/01/15 (ETM)	7/09 at 100.00	A+	(4)	1,192,840
2,810	Total U.S. Guaranteed				3,185,350
	Utilities – 8.2%

2,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2008A, 5.000%, 1/01/38	1/18 at 100.00	Aa1		2,517,225

1,225	Virgin Islands Water and Power Authority, Electric System Revenue Refunding Bonds, Series 1998, 5.300%, 7/01/18	7/09 at 100.50	N/R		1,102,243

1,000	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2004B, 5.000%, 9/01/24 – FSA Insured	9/14 at 100.00	AAA		1,036,220

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2009A:

3,000	5.000%, 9/01/29 – BHAC Insured	3/19 at 100.00	AAA		3,117,180

3,000	5.250%, 9/01/34 – BHAC Insured	3/19 at 100.00	AAA		3,101,580

1,000	Wynadotte County-Kansas City Unified Government, Kansas, Industrial Revenue Bonds, Board of Public Utilities Office Building Complex, Series 2001, 5.000%, 5/01/21 – MBIA Insured	5/11 at 100.00	AA–		1,011,830
11,725	Total Utilities				11,886,278
	Water and Sewer – 9.2%

2,300	Kansas Development Finance Authority, Water Pollution Control Revolving Fund Leveraged Bonds, Series 2002-II, 5.000%, 11/01/23	11/12 at 100.00	AAA		2,430,847

5,000	Kansas Development Finance Authority, Water Pollution Control Revolving Fund, State Match Program, Series 2008-CW, 5.000%, 11/01/24	1/13 at 100.00	AAA		5,226,050

5,500	Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series 2003, 5.000%, 10/01/22 – FGIC Insured	10/13 at 100.00	AA–		5,609,119
12,800	Total Water and Sewer				13,266,016
$137,490	Total Investments (cost $135,469,809) – 93.8%				135,277,855
	Other Assets Less Liabilities – 6.2%				8,880,422
	Net Assets – 100%				$144,158,277

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	29

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.9%

$4,255	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$3,545,436
	Education and Civic Organizations – 5.2%

4,015	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 1999, 5.500%, 3/01/29	9/09 at 102.00	N/R	3,518,866

1,000	Campbellsville, Kentucky, Revenue Bonds, Campbellsville University, Series 2005, 5.700%, 3/01/34	3/15 at 100.00	N/R	866,240

5,660	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	4/11 at 101.00	BBB–	5,195,654

1,000	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2005, 5.000%, 10/01/16 – FGIC Insured	10/15 at 100.00	AA–	1,098,580

	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2007A:

1,345	5.000%, 10/01/20 – AMBAC Insured	10/17 at 100.00	AA–	1,460,361

2,675	5.000%, 10/01/21 – AMBAC Insured	10/17 at 100.00	AA–	2,876,107

4,435	5.000%, 10/01/22 – AMBAC Insured	10/17 at 100.00	AA–	4,732,012

1,500	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa2	1,442,280
21,630	Total Education and Civic Organizations			21,190,100
	Energy – 0.2%

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	BBB	929,180
	Health Care – 12.9%

3,000	Christian County, Kentucky, Hospital Revenue Refunding Bonds, Jennie Stuart Medical Center, Series 2006A, 5.500%, 2/01/36 – AGC Insured	2/18 at 100.00	AAA	2,906,010

2,695	Clark County, Kentucky, Hospital Revenue Refunding and Improvement Bonds, Clark Regional Medical Center Project, Series 1997, 6.200%, 4/01/13	9/09 at 100.00	BBB–	2,695,566

8,880	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – MBIA Insured	No Opt. Call	A	2,174,268

6,925	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System, Series 2009A, 5.625%, 8/15/27	8/19 at 100.00	Aa3	7,324,019

9,500	Kentucky Economic Development Finance Authority, Hospital Revenue Refunding Bonds, Pikeville, United Methodist Hospital of Kentucky Inc. Project, Series 1997, 5.700%, 2/01/28 – CONNIE LEE/AMBA Insured	8/09 at 100.00	A	9,349,140

	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:

3,500	5.850%, 10/01/17	10/09 at 101.00	BB–	2,826,145

1,500	5.875%, 10/01/22	10/09 at 101.00	BB–	1,118,550

7,000	Murray Hospital Facilities, Kentucky, Revenue Bonds, Murray-Calloway County Public Hospital, Series 2007, 5.125%, 8/01/37	8/17 at 100.00	Baa2	5,170,620

2,195	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	1,793,578

16,535	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2002A, 5.625%, 11/15/30	11/12 at 100.00	A–	16,004,557

1,000	Warren County, Kentucky, Hospital Facilities Revenue Bonds, Community Hospital, Series 2007A, 5.000%, 8/01/29	8/17 at 100.00	BBB+	861,810
62,730	Total Health Care			52,224,263

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 0.6%

$3,055	Henderson, Kentucky, Senior Tax-Exempt Residential Facilities Revenue Bonds, Pleasant Pointe Project, Series 1999A, 6.125%, 5/01/29	11/09 at 102.00	N/R	$2,362,493
	Housing/Single Family – 2.2%

185	Kentucky Housing Corporation, Housing Revenue Bonds, Series 1998F, 5.000%, 7/01/18 (Alternative Minimum Tax)	7/09 at 101.00	AAA	184,510

4,505	Kentucky Housing Corporation, Housing Revenue Bonds, Series 1999A, 5.200%, 1/01/31	10/09 at 101.00	AAA	4,504,775

45	Kentucky Housing Corporation, Housing Revenue Bonds, Series 1999B, 5.250%, 1/01/28 (Alternative Minimum Tax)	10/09 at 101.00	AAA	44,006

2,605	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2004F, 3.900%, 7/01/31 (Alternative Minimum Tax)	1/14 at 100.00	AAA	2,528,231

1,130	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2007E, 5.750%, 7/01/39	1/19 at 100.00	AAA	1,163,505

675	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2007K, 5.000%, 7/01/34	1/17 at 100.00	AAA	650,673
9,145	Total Housing/Single Family			9,075,700
	Long-Term Care – 1.8%

4,840	Florence, Kentucky, Housing Facilities Revenue Bonds, Bluegrass RHF Housing Inc., Series 1999, 6.375%, 8/15/29 – ACA Insured	8/09 at 101.00	N/R	4,947,738

2,000	Kentucky Economic Development Finance Authority, Multifamily Housing Revenue Bonds, Christian Care Communities Projects, Series 2005, 5.250%, 11/20/25	11/15 at 103.00	AAA	2,084,860
6,840	Total Long-Term Care			7,032,598
	Materials – 0.6%

2,820	Wickliffe, Kentucky, Solid Waste Disposal Facility Revenue Bonds, Westvaco Corporation, Series 1996, 6.375%, 4/01/26 (Alternative Minimum Tax)	10/09 at 100.00	BBB	2,314,684
	Tax Obligation/General – 3.6%

	Bowling Green, Kentucky, General Obligation and Special Revenue Bonds, Series 2002B:

1,230	5.000%, 6/01/24	6/12 at 100.00	Aa2	1,255,805

1,700	5.000%, 6/01/25	6/12 at 100.00	Aa2	1,726,979

	Crittenden County, Kentucky, General Obligation Bonds, Series 2007:

1,085	6.000%, 12/01/27	12/17 at 100.00	N/R	1,050,410

1,605	6.250%, 12/01/32	12/17 at 100.00	N/R	1,556,609

2,190	6.500%, 12/01/37	12/17 at 100.00	N/R	2,137,331

	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Series 2004A-B:

1,195	5.000%, 11/01/16 – AMBAC Insured	11/14 at 100.00	AA+	1,330,382

1,000	5.000%, 11/01/17 – AMBAC Insured	11/14 at 100.00	AA+	1,109,680

1,175	Louisville, Kentucky, General Obligation Bonds, Series 2001A, 5.000%, 11/01/21	11/11 at 101.00	AA+	1,253,232

3,000	Louisville, Kentucky, General Obligation Bonds, Series 2002A, 5.000%, 10/01/23 – FGIC Insured	10/12 at 100.00	AA+	3,092,640
14,180	Total Tax Obligation/General			14,513,068
	Tax Obligation/Limited – 25.8%

1,305	Ballard County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	Aa3	1,355,869

Nuveen Investments	31

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Boone County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004B:

$1,460	5.000%, 5/01/20 – FSA Insured	5/14 at 100.00	Aa3	$1,520,634

2,580	5.000%, 5/01/21 – FSA Insured	5/14 at 100.00	Aa3	2,670,842

1,465	Boone County, Kentucky, Public Properties Corporation, First Mortgage Bonds, AOC Judicial Facility, Series 2001, 5.125%, 9/01/22	9/12 at 101.00	Aa3	1,547,406

	Butler County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004C:

1,220	5.000%, 6/01/20	6/14 at 100.00	Aa3	1,299,727

1,255	5.000%, 6/01/22	6/14 at 100.00	Aa3	1,321,603

	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:

2,115	5.000%, 6/01/17 – MBIA Insured	6/14 at 100.00	Aa3	2,260,322

3,510	5.000%, 6/01/18 – MBIA Insured	6/14 at 100.00	Aa3	3,715,616

3,690	5.000%, 6/01/19 – MBIA Insured	6/14 at 100.00	Aa3	3,862,028

	Kentucky Area Development Districts Financing Trust, Ewing, Lease Acquisition Program Revenue Bonds, Series 2000C:

750	5.850%, 6/01/20	6/10 at 102.00	N/R	770,970

1,000	6.000%, 6/01/30	6/10 at 102.00	N/R	1,009,820

2,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – MBIA Insured	5/15 at 100.00	AA–	2,039,960

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008A-1:

25	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AAA	26,088

2,660	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AAA	2,764,937

2,600	6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AAA	2,693,210

3,435	6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AAA	3,551,996

2,365	Kentucky Local Correctional Facilities Authority, Multi-County Lease Revenue Bonds, Series 2004, 5.250%, 11/01/14 – MBIA Insured	No Opt. Call	AA–	2,606,135

1,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 81, Series 2003, 5.000%, 11/01/19 – AMBAC Insured	11/13 at 100.00	A1	1,047,980

2,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005, 5.000%, 8/01/18 – MBIA Insured	No Opt. Call	AA–	2,213,680

5,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – FSA Insured	No Opt. Call	AAA	5,605,800

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:

2,500	5.250%, 2/01/28 – AGC Insured	2/19 at 100.00	AAA	2,631,550

2,500	5.250%, 2/01/29 – AGC Insured	2/19 at 100.00	AAA	2,611,650

10,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2005B, 5.000%, 7/01/23 – AMBAC Insured	7/15 at 100.00	AA+	10,565,800

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B:

5,095	5.000%, 7/01/15 – AMBAC Insured	No Opt. Call	AA+	5,764,075

5,000	5.000%, 7/01/24 – AMBAC Insured	7/16 at 100.00	AA+	5,283,650

2,820	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2009A, 5.000%, 7/01/29	7/19 at 100.00	AA+	2,912,411

4,000	Kentucky Turnpike Authority, Economic Development Road Revenue Refunding Bonds, Revitalization Project, Series 2001B, 5.150%, 7/01/19 – FSA Insured	7/11 at 100.00	AAA	4,193,480

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$2,060	Laurel County, Kentucky, School District Finance Corporation, School Building Revenue Bonds, Series 2007, 5.000%, 6/01/27 – FSA Insured	6/17 at 100.00	Aa3		$2,124,396

	Letcher County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:

1,430	5.000%, 6/01/18 – FSA Insured	6/14 at 100.00	Aa3		1,513,569

1,585	5.000%, 6/01/20 – FSA Insured	6/14 at 100.00	Aa3		1,651,871

1,695	Louisville and Jefferson County Visitors and Convention Commission, Kentucky, Dedicated Tax Revenue Bonds, Series 2004A, 5.000%, 12/01/15 – FSA Insured	6/14 at 101.00	AAA		1,873,992

5,100	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2001A, 5.125%, 4/01/21	4/11 at 101.00	Aa3		5,294,412

	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:

1,230	5.000%, 5/01/18 – MBIA Insured	5/14 at 100.00	Aa3		1,320,380

1,635	5.000%, 5/01/20 – MBIA Insured	5/14 at 100.00	Aa3		1,725,890

1,715	5.000%, 5/01/21 – MBIA Insured	5/14 at 100.00	Aa3		1,797,131

1,360	Owen County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2001, 5.000%, 4/01/21	4/11 at 101.00	Aa3		1,427,143

500	Pendleton County, Kentucky, Leasing Trust Revenue Bonds, Kentucky Association of Counties, Series 1993A, 6.400%, 3/01/19 (4)	No Opt. Call	A		585,645

2,520	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 1998A, 5.500%, 7/01/14 – AMBAC Insured	No Opt. Call	A		2,579,850

1,360	Shelby County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 5/01/21 – MBIA Insured	5/14 at 100.00	Aa3		1,412,170

2,185	Spencer County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 7/01/21 – FSA Insured	7/14 at 100.00	Aa3		2,264,272

1,010	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.250%, 10/01/21 – FSA Insured	10/14 at 100.00	AAA		1,039,260
98,735	Total Tax Obligation/Limited				104,457,220
	Transportation – 5.4%

	Guam International Airport Authority, Revenue Bonds, Series 2003C:

5,000	5.250%, 10/01/22 – MBIA Insured (Alternative Minimum Tax)	10/10 at 100.00	AA-		4,789,150

2,195	5.000%, 10/01/23 – MBIA Insured (Alternative Minimum Tax)	10/13 at 100.00	AA-		2,043,655

5,090	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2003B, 5.000%, 3/01/23 – MBIA Insured (Alternative Minimum Tax)	3/13 at 100.00	AA-		4,803,993

2,980	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2007B, 5.000%, 3/01/13 – SYNCORA GTY Insured (Alternative Minimum Tax)	No Opt. Call	AA-		3,027,680

1,000	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.250%, 7/01/22 – FSA Insured (Alternative Minimum Tax)	7/13 at 100.00	AAA		1,001,590

7,285	Louisville and Jefferson County Regional Airport Authority, Kentucky, Special Facilities Revenue Bonds, Airis Louisville LLC Project, Series 1999A, 5.500%, 3/01/19 (Alternative Minimum Tax)	9/09 at 101.00	Baa3		6,286,372
23,550	Total Transportation				21,952,440
	U.S. Guaranteed – 9.2% (5)

1,875	Bell County Public Properties Corporation, Kentucky, First Mortgage Revenue Bonds, Judicial Center Project, Series 2000, 5.850%, 9/01/28 (Pre-refunded 3/01/11) – AMBAC Insured	3/11 at 102.00	A	(5)	2,071,294

Nuveen Investments	33

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (5) (continued)

	Fayette County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2000:

$1,665	5.500%, 6/01/18 (Pre-refunded 6/01/10)	6/10 at 101.00	AA	(5)	$1,764,800

2,795	5.500%, 6/01/20 (Pre-refunded 6/01/10)	6/10 at 101.00	AA	(5)	2,962,532

2,000	Jefferson County Collegiate Housing Foundation, Kentucky, Student Housing Revenue Bonds, University of Louisville Project, Series 1999A, 7.125%, 9/01/29 (Pre-refunded 9/01/09)	9/09 at 102.00	N/R	(5)	2,073,380

1,500	Kentucky Economic Development Finance Authority, College Revenue Refunding and Improvement Bonds, Centre College Project, Series 2002, 5.000%, 4/01/32 (Pre-refunded 10/01/12) – FSA Insured	10/12 at 100.00	AAA		1,672,140

1,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.250%, 9/01/21 (Pre-refunded 9/01/11)	9/11 at 100.00	AA	(5)	1,093,950

400	Kentucky State Property and Buildings Commission, Agency Fund Revenue Bonds, Project 66A, Series 2000, 5.750%, 5/01/20 (Pre-refunded 5/01/10) – MBIA Insured	5/10 at 100.00	Aa3	(5)	419,216

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005:

2,795	5.000%, 8/01/22 (Pre-refunded 8/01/15) – FSA Insured	8/15 at 100.00	AAA		3,251,479

5,085	5.000%, 8/01/25 (Pre-refunded 8/01/15) – FSA Insured	8/15 at 100.00	AAA		5,915,482

5,000	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 79, Series 2003, 5.000%, 10/01/22 (Pre-refunded 10/01/13) – MBIA Insured	10/13 at 100.00	Aa3	(5)	5,708,600

650	Magoffin County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2000, 5.750%, 6/01/20 (Pre-refunded 6/01/10)	6/10 at 101.00	Aa3	(5)	690,593

410	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.000%, 7/01/32 (Pre-refunded 7/01/12) – FSA Insured	7/12 at 100.00	AAA		455,846

	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E:

245	6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AAA		299,402

2,755	6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AAA		3,366,748

2,600	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2000, 5.750%, 7/01/26 (Pre-refunded 7/01/10) – MBIA Insured	7/10 at 100.00	AA–	(5)	2,744,352

2,760	Russell, Kentucky, Health System Revenue Bonds, Franciscan Health Partnership Inc. – Our Lady of Bellefonte Hospital, Series 1997, 5.500%, 7/01/15 (Pre-refunded 1/01/10)	1/10 at 100.00	Baa2	(5)	2,839,792
33,535	Total U.S. Guaranteed				37,329,606
	Utilities – 15.7%

1,175	Boone County, Kentucky, Collateralized Pollution Control Revenue Bonds, Dayton Power & Light Company, Series 2005A, 4.700%, 1/01/28 – FGIC Insured	7/15 at 100.00	A		1,078,168

	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Series 2007A:

4,000	5.000%, 9/01/37 – MBIA Insured	9/17 at 100.00	AA–		3,969,760

4,500	5.250%, 9/01/42 – MBIA Insured	9/17 at 100.00	AA–		4,549,770

1,535	5.250%, 9/01/42 – MBIA Insured	9/17 at 100.00	AAA		1,554,356

	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B:

7,100	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	A2		6,744,432

6,475	0.000%, 1/01/12 – AMBAC Insured	No Opt. Call	A2		5,927,798

5,810	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	A2		4,572,993

7,900	0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A2		5,573,450

13,300	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A2		8,812,580

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A:

$2,945	5.000%, 10/01/20 – AGC Insured	4/19 at 100.00	Aa2	$3,235,230

8,500	5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	Aa2	8,610,160

2,975	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – MBIA Insured	No Opt. Call	AA–	2,968,991

3,990	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/24 – FGIC Insured	7/15 at 100.00	AA–	3,870,579

1,895	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005SS, 5.000%, 7/01/17 – MBIA Insured	7/15 at 100.00	AA–	1,920,715
72,100	Total Utilities			63,388,982
	Water and Sewer – 14.4%

3,795	Campbell & Kenton Counties Sanitation District 1, Kentucky, Revenue Bonds, Series 2007, 5.000%, 8/01/24 – MBIA Insured	8/17 at 100.00	AA	4,026,685

1,405	Christian County Water District, Kentucky, Waterworks Revenue Bonds, Series 1999, 6.000%, 1/01/30 – AMBAC Insured	10/09 at 101.00	Baa2	1,421,270

1,000	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	2/11 at 102.00	AA–	1,027,370

	Louisville and Jefferson County Metropolitan Government Board of Water Works, Kentucky, Water System Revenue Bonds, Series 2006:

2,565	5.000%, 11/15/27	11/16 at 100.00	AA+	2,686,863

4,990	5.000%, 11/15/29	11/16 at 100.00	AA+	5,159,311

10,200	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 1998A, 5.000%, 5/15/30 – FGIC Insured	5/10 at 100.00	AA–	10,215,912

16,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2001A, 5.500%, 5/15/34 – MBIA Insured	11/11 at 101.00	AA–	16,296,796

	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2004A:

7,365	5.250%, 5/15/37 – FGIC Insured	5/14 at 101.00	AA–	7,437,472

750	5.000%, 5/15/38 – FGIC Insured	5/14 at 101.00	AA–	732,045

2,000	Northern Kentucky Water District, Revenue Bonds, Series 2009, 6.500%, 2/01/33 – FSA Insured	8/18 at 100.00	Aa3	2,156,560

7,225	Northern Kentucky Water District, Revenue Refunding Bonds, Series 2002A, 5.000%, 2/01/27 – FGIC Insured	2/12 at 100.00	A2	7,249,565
57,295	Total Water and Sewer			58,409,849
$410,870	Total Investments (cost $398,693,122) – 98.5%			398,725,619
	Other Assets Less Liabilities – 1.5%			6,235,306
	Net Assets – 100%			$404,960,925

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	The issuer has received a formal adverse determination from the Internal Revenue Service (the “IRS”) regarding the tax-exempt status of the bonds’ coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.3%

$2,450	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	Baa3	$1,998,024

790	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	658,260
3,240	Total Consumer Staples			2,656,284
	Education and Civic Organizations – 4.6%

630	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/35	11/15 at 100.00	BBB	410,124

	Michigan Technological University, General Revenue Bonds, Series 2004A:

1,230	5.000%, 10/01/24 – MBIA Insured	10/13 at 100.00	AA–	1,211,796

1,740	5.000%, 10/01/29 – MBIA Insured	10/13 at 100.00	AA–	1,733,284

6,150	Wayne State University, Michigan, General Revenue Bonds, Series 1999, 5.125%, 11/15/29 – FGIC Insured	11/09 at 101.00	AA–	6,153,690
9,750	Total Education and Civic Organizations			9,508,894
	Health Care – 7.9%

2,600	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A, 5.000%, 7/15/37	7/17 at 100.00	A	2,011,152

1,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Michigan Community Hospital, Series 1996, 6.250%, 10/01/27	10/09 at 100.00	BBB–	889,130

725	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32	4/13 at 100.00	A	619,433

1,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Crittenton Hospital, Series 2002A, 5.625%, 3/01/27	3/12 at 101.00	A	912,430

1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005, 5.000%, 5/15/37	5/15 at 100.00	BBB	1,132,020

	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:

700	5.000%, 5/15/13	No Opt. Call	Baa3	666,750

1,400	5.000%, 5/15/26	5/15 at 100.00	Baa3	1,071,028

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2005, 5.000%, 11/15/36 – MBIA Insured	5/15 at 100.00	AA–	1,666,920

	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A:

105	6.250%, 8/15/13	8/09 at 100.00	BB–	102,846

3,885	6.500%, 8/15/18	8/09 at 100.00	BB–	3,411,768

1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,129,790

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Series 2001M:

1,000	5.250%, 11/15/31 – MBIA Insured	11/11 at 100.00	AA–	881,230

2,000	5.250%, 11/15/35 – MBIA Insured	11/11 at 100.00	AA–	1,719,740
18,415	Total Health Care			16,214,237
	Housing/Multifamily – 2.1%

1,200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – FSA Insured (Alternative Minimum Tax)	7/15 at 100.00	AAA	1,191,348

4,460	Michigan Housing Development Authority, Section 8 Assisted Mortgage Revenue Bonds, Series 1983I, 0.000%, 4/01/14	No Opt. Call	AA	3,100,770
5,660	Total Housing/Multifamily			4,292,118

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Industrials – 0.9%

$2,000	Michigan Strategic Fund, Solid Waste Disposal Limited Obligation Revenue Bonds, Waste Management Inc., Series 2004, 4.500%, 12/01/13 (Alternative Minimum Tax)	No Opt. Call	BBB	$1,896,300
	Long-Term Care – 1.6%

1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005, 5.250%, 11/15/25	5/15 at 100.00	N/R	723,510

2,485	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Clark Retirement Community Inc., Series 1998, 5.250%, 6/01/18	6/09 at 100.00	BBB–	2,221,018

	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Porter Hills Presbyterian Village, Series 1998:

140	5.300%, 7/01/18	7/09 at 100.00	BBB	132,639

260	5.375%, 7/01/28	7/09 at 100.00	BBB	214,432
3,885	Total Long-Term Care			3,291,599
	Materials – 0.7%

1,750	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB	1,481,165
	Tax Obligation/General – 36.6%

660	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/23	5/18 at 100.00	AA+	697,924

800	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	813,216

1,435	Bay City, Michigan, General Obligation Bonds, Series 2008B, 5.500%, 4/01/28 – FSA Insured	4/18 at 100.00	AAA	1,532,135

1,020	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2003, 5.250%, 5/01/22	5/13 at 100.00	AA–	1,069,980

	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2005:

1,000	5.000%, 5/01/23 – MBIA Insured	5/15 at 100.00	AA–	1,040,460

2,085	5.000%, 5/01/24 – MBIA Insured	5/15 at 100.00	AA–	2,159,747

1,000	5.000%, 5/01/25 – MBIA Insured	5/15 at 100.00	AA–	1,032,900

2,013	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Tender Option Bond Trust 2008-1096, 7.772%, 5/01/32 – MBIA Insured (IF)	5/17 at 100.00	AA–	1,869,493

1,850	Chippewa Valley Schools, Macomb County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – MBIA Insured	5/15 at 100.00	AA–	1,916,323

	Detroit-Wayne County Stadium Authority, Michigan, Limited Tax General Obligation Building Authority Stadium Bonds, Series 1997:

500	5.500%, 2/01/17 – FGIC Insured	6/09 at 100.00	AA–	500,000

11,000	5.250%, 2/01/27 – FGIC Insured	8/09 at 100.00	AA–	10,862,059

1,245	Edwardsburg Public School, Cass County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/24 – FSA Insured	5/14 at 100.00	AAA	1,291,239

5,850	Hartland Consolidated School District, Livingston County, Michigan, General Obligation Refunding Bonds, Series 2001, 5.125%, 5/01/29	5/11 at 100.00	AA–	5,866,205

1,675	Hopkins Public Schools, Allegan County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/25 – MBIA Insured	5/17 at 100.00	AA–	1,745,769

2,000	Howell Public Schools, Livingston County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/24	11/13 at 100.00	AA–	2,047,680

1,000	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/22 – FSA Insured	5/14 at 100.00	AAA	1,037,460

Nuveen Investments	37

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,215	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – FSA Insured	5/16 at 100.00	AAA	$1,276,321

1,300	Lansing Community College, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/20 – MBIA Insured	5/13 at 100.00	AA	1,371,929

840	Lowell Area Schools, Counties of Ionia and Kent, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – FSA Insured	5/17 at 100.00	AAA	833,717

1,400	Michigan Municipal Bond Authority, State Aid Anticipation Revenue Notes, Series 2009B, 6.000%, 1/20/10	No Opt. Call	N/R	1,411,494

3,250	Michigan, General Obligation Bonds, Environmental Protection Program, Series 2003A, 5.250%, 5/01/21	5/13 at 100.00	AA–	3,353,123

350	Michigan, General Obligation Bonds, Environmental Protection Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	AA–	368,018

795	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/36 – FSA Insured	5/17 at 100.00	AAA	800,652

1,370	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – MBIA Insured	5/15 at 100.00	AA–	1,437,363

	Okemos Public School District, Ingham County, Michigan, General Obligation Refunding Bonds, Series 1993:

1,000	0.000%, 5/01/17 – MBIA Insured	No Opt. Call	A	728,990

1,020	0.000%, 5/01/18 – MBIA Insured	No Opt. Call	A	701,923

4,000	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 – MBIA Insured	8/17 at 100.00	Aa1	4,091,280

1,075	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2836, 10.445%, 5/01/36 – FSA Insured (IF)	5/17 at 100.00	AAA	936,970

1,400	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/21 – FGIC Insured	11/14 at 100.00	AA–	1,466,892

1,405	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – MBIA Insured	5/17 at 100.00	AA–	1,410,409

1,530	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – FSA Insured	5/18 at 100.00	AAA	1,527,766

1,350	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building and Site, Series 2008, 5.000%, 5/01/38 – FSA Insured	5/18 at 100.00	AAA	1,335,690

1,500	Wayland Union School District, Allegan County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/28 – FSA Insured	5/18 at 100.00	AAA	1,539,030

1,150	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – FSA Insured	11/14 at 100.00	AAA	1,276,132

1,915	West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/20 – FSA Insured	5/15 at 100.00	AAA	2,059,851

3,270	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Refunding Bonds, Series 1992, 0.000%, 5/01/17 – FGIC Insured	No Opt. Call	A	2,354,367

5,175	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – MBIA Insured	No Opt. Call	AA–	5,981,627

3,170	Zeeland Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/22 – FGIC Insured	5/15 at 100.00	AA–	3,310,082
74,613	Total Tax Obligation/General			75,056,216
	Tax Obligation/Limited – 12.8%

645	Detroit, Michigan, Building Authority Revenue Bonds, District Court Madison Center, Series 1996A, 6.150%, 2/01/11	8/09 at 100.00	A+	646,051

	Grand Rapids Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Series 1994:

3,985	0.000%, 6/01/17 – MBIA Insured	No Opt. Call	A	2,773,879

3,295	0.000%, 6/01/18 – MBIA Insured	No Opt. Call	A	2,153,118

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$3,375	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.125%, 5/01/14	No Opt. Call	N/R		$3,201,019

	Michigan Building Authority, Revenue Bonds, Series 2006IA:

3,000	0.000%, 10/15/27 – FGIC Insured	10/16 at 58.27	AAA		968,100

1,500	0.000%, 10/15/28 – FGIC Insured	10/16 at 55.35	AAA		448,875

3,960	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	AA–		3,670,722

1,230	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	6/17 at 100.00	BBB		1,102,818

5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.000%, 10/15/24	10/11 at 100.00	A+		5,030,850

4,400	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/30 – AMBAC Insured	10/15 at 100.00	A+		4,232,096

2,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/22 – MBIA Insured	10/13 at 100.00	AA–		2,008,460
32,390	Total Tax Obligation/Limited				26,235,988
	U.S. Guaranteed – 11.9% (4)

1,000	Birmingham, Michigan, General Obligation Bonds, Series 2002, 5.000%, 10/01/21 (Pre-refunded 10/01/12)	10/12 at 100.50	AAA		1,123,360

250	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 5.125%, 5/01/31 (Pre-refunded 5/01/12) – FSA Insured	5/12 at 100.00	AAA		276,078

3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001A, 5.125%, 7/01/31 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 100.00	A+	(4)	3,254,820

2,505	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 (Pre-refunded 7/01/13) – MBIA Insured	7/13 at 100.00	A+	(4)	2,824,337

3,750	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2001A, 5.500%, 1/15/31 (Pre-refunded 7/15/11)	7/11 at 101.00	AA	(4)	4,124,250

1,000	Livonia Municipal Building Authority, Wayne County, Michigan, General Obligation Bonds, Series 2001, 5.000%, 5/01/27 (Pre-refunded 5/01/10) – FGIC Insured	5/10 at 100.00	AA	(4)	1,041,430

6,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	BBB	(4)	3,157,440

75	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000, 6.000%, 5/01/12 (ETM)	No Opt. Call	A3	(4)	81,204

2,200	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Series 1999A, 6.000%, 11/15/24 (Pre-refunded 11/15/09)	11/09 at 101.00	A1	(4)	2,277,660

3,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.625%, 3/01/17 (Pre-refunded 3/01/13)	3/13 at 100.00	A1	(4)	3,440,940

1,500	Michigan, Certificates of Participation, Series 2000, 5.500%, 6/01/20 (Pre-refunded 6/01/10) – AMBAC Insured	6/10 at 100.00	A	(4)	1,573,275

1,235	Rochester Community School District, Oakland and Macomb Counties, Michigan, General Obligation Bonds, Series 2000I, 5.750%, 5/01/19 (Pre-refunded 5/01/10) – FGIC Insured	5/10 at 100.00	AA–	(4)	1,293,391
25,515	Total U.S. Guaranteed				24,468,185
	Utilities – 6.0%

1,000	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2003A, 5.000%, 7/01/21 – FSA Insured	7/13 at 100.00	AAA		1,039,830

	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:

175	5.000%, 7/01/28	7/18 at 100.00	AA–		179,361

2,130	5.000%, 7/01/32	7/18 at 100.00	AA–		2,139,180

Nuveen Investments	39

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 – AMBAC Insured	1/12 at 100.00	A	$1,007,640

925	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000, 6.000%, 5/01/12	No Opt. Call	A3	948,551

3,300	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/11 at 100.00	A–	2,938,617

1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	A3	1,136,110

4,000	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%, 7/01/17 – MBIA Insured	No Opt. Call	A	2,903,760
13,530	Total Utilities			12,293,049
	Water and Sewer – 11.7%

2,495	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 – MBIA Insured	7/13 at 100.00	AA–	2,305,081

4,455	Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series 1999A, 0.000%, 7/01/19 – FGIC Insured	No Opt. Call	A+	2,741,696

4,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 – MBIA Insured	7/15 at 100.00	AA+	4,060,600

3,500	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008, 5.000%, 1/01/38	1/18 at 100.00	AA+	3,519,250

2,000	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AAA	1,978,800

1,625	Lansing, Michigan, Sewerage Disposal System Revenue Bonds, Series 2003, 5.000%, 5/01/21 – FGIC Insured	5/14 at 100.00	AA–	1,661,173

2,075	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19	10/15 at 100.00	AAA	2,269,594

4,055	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	10/14 at 100.00	AAA	4,264,927

1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	10/17 at 100.00	AAA	1,085,620
25,205	Total Water and Sewer			23,886,741
$215,953	Total Investments (cost $199,439,290) – 98.1%			201,280,776
	Other Assets Less Liabilities – 1.9%			3,794,769
	Net Assets – 100%			$205,075,545

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

40	Nuveen Investments

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 1.0%

$3,225	St. Louis Industrial Development Authority, Missouri, Senior Lien Revenue Bonds, St. Louis Convention Center Headquarters Hotel, Series 2000A, 0.000%, 7/15/15 – AMBAC Insured	No Opt. Call	BBB	$2,141,432
	Consumer Staples – 5.1%

3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (Alternative Minimum Tax)	11/09 at 100.50	AA–	2,858,580

8,555	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	8,138,112
11,555	Total Consumer Staples			10,996,692
	Education and Civic Organizations – 3.8%

900	Missouri Health and Educational Facilities Authority, Revenue Bonds, Stephens College, Series 1999, 6.000%, 6/01/24	6/09 at 101.00	A1	908,361

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2001A, 5.500%, 6/15/16	No Opt. Call	AAA	1,197,300

1,360	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2001, 5.500%, 4/01/18 – MBIA Insured	4/11 at 100.00	Baa1	1,376,905

2,590	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2007A, 5.000%, 4/01/24 – SYNCORA GTY Insured	4/17 at 100.00	A	2,665,965

2,060	Southeast Missouri State University, System Facilities Revenue Refunding and Improvement Bonds, Series 2001, 5.000%, 4/01/26 – MBIA Insured	4/11 at 100.00	Baa1	1,996,037
7,910	Total Education and Civic Organizations			8,144,568
	Energy – 2.0%

3,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Series 2008, 4.900%, 5/01/38 (Mandatory put 7/01/13)	No Opt. Call	Baa1	2,950,530

500	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	BBB	464,590

1,000	Virgin Islands, Senior Secured Revenue Bonds, Government Refinery Facilities – Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	BBB	983,930
4,500	Total Energy			4,399,050
	Health Care – 17.8%

2,150	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A, 5.750%, 6/01/39	6/19 at 100.00	A+	2,182,659

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:

1,290	5.000%, 6/01/27	6/17 at 100.00	N/R	1,088,812

2,500	5.000%, 6/01/36	6/17 at 100.00	N/R	1,934,325

5,520	Cass County, Missouri, Hospital Revenue Bonds, Series 2007, 5.625%, 5/01/38	11/16 at 100.00	N/R	4,319,731

	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007:

1,250	5.000%, 12/01/32	12/17 at 100.00	N/R	767,513

3,995	5.000%, 12/01/37	12/17 at 100.00	N/R	2,357,170

1,250	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/29	2/15 at 102.00	BBB+	1,078,488

1,000	Missouri Health & Educational Facilities Authority, St. Luke’s Episcopal- Presbyterian Hospitals Revenue Bonds, Series 2001, 5.250%, 12/01/26 – FSA Insured	6/11 at 101.00	AAA	1,009,670

Nuveen Investments	41

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.125%, 5/15/25	5/13 at 100.00	AA	$1,007,270

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2005A, 5.000%, 5/15/22	5/15 at 100.00	AA	1,015,420

500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Capital Region Medical Center, Series 1998, 5.250%, 11/01/23	11/09 at 100.00	Baa1	424,135

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Freeman Health System, Series 1998:

1,310	5.250%, 2/15/18	8/09 at 101.00	BBB+	1,283,918

1,300	5.250%, 2/15/28	8/09 at 101.00	BBB+	1,121,614

2,750	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2003, 5.700%, 2/15/34	2/14 at 100.00	BBB+	2,363,763

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:

1,650	0.000%, 9/01/17 – MBIA Insured	No Opt. Call	A	1,185,987

2,955	0.000%, 9/01/21 – MBIA Insured	No Opt. Call	A	1,571,410

3,915	0.000%, 9/01/22 – MBIA Insured	No Opt. Call	A	2,073,423

7,140	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxhHealth Systems Inc., Series 2008A, 5.500%, 11/15/39	11/18 at 100.00	A2	6,995,129

1,000	New Liberty Hospital District, Missouri, Revenue Bonds, Series 2001, 5.000%, 12/01/21 – AMBAC Insured	12/11 at 100.00	A	964,580

	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007:

770	5.000%, 11/15/22	11/16 at 100.00	N/R	515,769

675	5.000%, 11/15/27	11/16 at 100.00	N/R	416,360

1,300	5.000%, 11/15/35	11/16 at 100.00	N/R	760,136

2,880	Taney County Industrial Development Authority, Missouri, Hospital Revenue Bonds, Skaggs Community Hospital Association, Series 1998, 5.400%, 5/15/28	11/09 at 100.50	BB	2,026,397
49,100	Total Health Care			38,463,679
	Housing/Multifamily – 3.7%

1,300	Clay County Industrial Development Authority, Missouri, GNMA Multifamily Housing Revenue Bonds, Oak Creek Apartments, Series 2002, 6.125%, 7/20/25 (Alternative Minimum Tax)	7/13 at 105.00	AAA	1,354,808

1,930	Jefferson County Industrial Development Authority, Missouri, Multifamily Housing Revenue Bonds, Lakewood Apartments Project, Series 2001B, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R	1,776,835

	Missouri Housing Development Commission, GNMA Collateralized Multifamily Housing Revenue Bonds, JB Hughes Apartments I and II, Series 2002G:

214	6.200%, 5/20/19	5/12 at 105.00	Aaa	228,469

975	6.300%, 5/20/37	5/12 at 105.00	Aaa	993,301

2,185	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Mansion Apartments II, Series 1999, 6.125%, 4/01/22 (Alternative Minimum Tax)	10/09 at 101.00	N/R	1,762,640

1,805	St. Louis County Industrial Development Authority, Missouri, GNMA Collateralized Subordinate Lien Housing Revenue Refunding Bonds, Southfield and Oak Forest II Apartments, Series 2002A, 5.200%, 1/20/36	7/09 at 105.00	AAA	1,823,393
8,409	Total Housing/Multifamily			7,939,446

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family – 3.3%

	Missouri Housing Development Commission, GNMA Single Family Remarketed Mortgage Revenue Bonds, Homeownership Loan Program, Series 1995B:

$210	6.375%, 9/01/20 (Alternative Minimum Tax)	9/09 at 100.00	N/R	$210,233

165	6.450%, 9/01/27 (Alternative Minimum Tax)	9/09 at 100.00	N/R	165,125

90	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 1998B-2, 6.400%, 3/01/29 (Alternative Minimum Tax)	9/09 at 104.00	AAA	92,451

235	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2000A-1, 6.300%, 9/01/25 (Alternative Minimum Tax)	9/09 at 100.00	AAA	239,406

155	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2000B-1, 6.200%, 9/01/25 (Alternative Minimum Tax)	3/10 at 100.00	AAA	158,830

1,740	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2005A-1, 5.900%, 9/01/35 (Alternative Minimum Tax)	9/14 at 100.00	AAA	1,754,807

2,165	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AAA	1,995,004

2,675	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007E-1, 5.200%, 9/01/38 (Alternative Minimum Tax)	No Opt. Call	AAA	2,551,228
7,435	Total Housing/Single Family			7,167,084
	Long-Term Care – 6.0%

2,250	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	N/R	1,767,893

1,500	Joplin, Missouri, Industrial Development Authority, Revenue Refunding Bonds, Christian Homes, Inc. Obligated Group, Series 2007F, 5.750%, 5/15/31	5/17 at 100.00	N/R	1,055,715

4,250	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.875%, 11/15/29	11/09 at 101.00	N/R	3,161,193

2,525	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/32	8/17 at 100.00	N/R	1,867,692

1,285	Missouri Development Finance Board, Healthcare Facilities Revenue Bonds, Lutheran Home for the Aged, Series 2001A, 5.600%, 11/01/21	11/11 at 100.00	Aa2	1,296,205

2,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/37	2/17 at 100.00	N/R	1,382,340

1,200	St. Louis County Industrial Development Authority, Missouri, GNMA Collateralized Healthcare Facilities Revenue Bonds, Mary, Queen and Mother Association, Series 2001, 5.400%, 9/20/34	3/10 at 102.00	CC	834,576

2,000	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.500%, 9/01/28	9/17 at 100.00	N/R	1,659,360
17,010	Total Long-Term Care			13,024,974
	Materials – 0.4%

1,000	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	BBB–	654,730
	Tax Obligation/General – 15.1%

2,000	Cass County Reorganized School District R-II, Raymore and Peculiar, Missouri, General Obligation Bonds, Series 2002, 5.250%, 3/01/20 – FSA Insured	3/12 at 100.00	AAA	2,177,120

540	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2001C, 5.200%, 3/01/21	3/12 at 100.00	AA+	571,612

1,280	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2002B, 5.000%, 3/01/22 – FSA Insured	3/12 at 100.00	AAA	1,330,970

Nuveen Investments	43

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Greene County Reorganized School District R8, Missouri, General Obligation Bonds, Series 2002, 5.250%, 3/01/20 – FSA Insured	3/12 at 100.00	AAA	$1,088,560

1,450	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2004, 5.000%, 3/01/21 – MBIA Insured	3/14 at 100.00	Aa2	1,528,329

2,000	Kansas City, Missouri, General Obligation Bonds, Series 2004F, 5.000%, 2/01/24	2/14 at 100.00	AA	2,112,100

2,000	Miller County School District R-2, Osage, Missouri, General Obligation Bonds, Series 2006, 5.000%, 3/01/24 – FSA Insured	3/16 at 100.00	AAA	2,101,180

	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007:

1,070	5.250%, 3/01/26 – FSA Insured	3/17 at 100.00	AAA	1,139,999

625	5.250%, 3/01/27 – FSA Insured	3/17 at 100.00	AAA	661,231

1,250	Nixa Reorganized School District R 02, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/24 – FSA Insured	3/16 at 100.00	AAA	1,360,675

1,240	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2007, 5.000%, 3/01/27	3/18 at 100.00	AA+	1,324,146

4,500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Series 2005, 5.000%, 3/01/25	3/15 at 100.00	AA+	4,764,150

1,000	Pevely, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/24 – RAAI Insured	3/13 at 100.00	BBB–	957,040

750	Polk County R-1 School District, Bolivar, Missouri, General Obligation Bonds, Missouri Direct Deposit Program, Series 2000, 5.700%, 3/01/20	3/10 at 100.00	AA+	775,200

	Springfield School District R12, Missouri, General Obligation Bonds, Series 2003:

2,875	5.125%, 3/01/20 – FGIC Insured	3/13 at 100.00	AA+	3,066,619

3,000	5.000%, 3/01/22 – FGIC Insured	3/13 at 100.00	AA+	3,156,930

1,250	5.000%, 3/01/23 – FGIC Insured	3/13 at 100.00	AA+	1,309,775

1,345	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2000, 6.500%, 3/01/14 – FGIC Insured	No Opt. Call	AA–	1,600,039

1,450	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/20 – FSA Insured	3/14 at 100.00	AAA	1,570,843
30,625	Total Tax Obligation/General			32,596,518
	Tax Obligation/Limited – 19.8%

85	Brentwood, Missouri, Tax Increment Refunding Bonds, Promenade Project, Series 2002, 4.700%, 4/01/19 – RAAI Insured	7/09 at 100.00	BBB–	84,756

1,290	Cape Girardeau County Building Corporation, Missouri, Leasehold Revenue Bonds, Reorganized School District R-02, Jackson R-II School District High School Project, Series 2005, 5.250%, 3/01/21 – MBIA Insured	3/16 at 100.00	AA–	1,368,471

1,875	Christian County Public Building Corporation, Missouri, Leasehold Revenue Bonds, Justice Center Project, Series 2000, 5.450%, 6/01/15 – RAAI Insured	6/10 at 100.00	BBB–	1,938,356

420	Cottleville, Missouri, Certificates of Participation, Series 2006, 5.250%, 8/01/31	8/14 at 100.00	N/R	340,620

1,035	Dunklin County, Missouri, Certificates of Participation, Series 2004, 5.000%, 12/01/19 – FGIC Insured	12/14 at 100.00	A	1,046,250

1,230	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006, 4.500%, 4/01/21	4/14 at 100.00	N/R	1,118,722

1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	1,141,537

3,000	Harrisonville, Missouri, Lease Participation Certificates, Series 2003, 5.000%, 12/01/22 – SYNCORA GTY Insured	12/13 at 100.00	A–	3,012,480

2,525	Kansas City Tax Increment Financing District, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/14 at 102.00	N/R	1,904,027

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$500	Kansas City Tax Increment Financing District, Missouri, Tax Increment Revenue Bonds, Maincor Project, Series 2007A, 5.250%, 3/01/18	No Opt. Call	N/R	$424,225

2,000	Lakeside 370 Levee District, Saint Charles County, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	1,650,000

3,885	Missouri Association of Rural Education, Pulaski County, Certificates of Participation, Waynesville School District R-6, Series 2004, 5.100%, 3/01/24 –MBIA Insured	7/09 at 100.00	AA–	3,762,545

2,335	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Crackerneck Creek Project, Series 2006C, 5.000%, 3/01/28	3/16 at 100.00	A+	2,220,235

4,920	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%, 6/01/35	6/15 at 100.00	BBB+	3,932,212

450	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – MBIA Insured	3/10 at 101.00	AA–	465,255

1,705	O’Fallon, Missouri, Certificates of Participation, Series 2002, 5.250%, 2/01/15 – MBIA Insured	2/12 at 100.00	A1	1,828,527

2,500	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	5/12 at 102.00	N/R	1,737,200

3,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 1993L, 5.500%, 7/01/21	No Opt. Call	BBB–	2,905,950

1,170	Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20	5/15 at 100.00	A	1,110,248

1,945	Springfield Center City Development Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Exposition Center, Series 2002A, 5.000%, 6/01/27 – AMBAC Insured	6/12 at 100.00	A1	1,952,527

2,950	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured	6/10 at 100.00	BBB	3,056,112

2,500	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Series 2004, 5.000%, 3/01/24 – AMBAC Insured	3/14 at 100.00	Aa3	2,596,925

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:

660	5.375%, 11/01/24	11/14 at 100.00	N/R	508,226

1,600	5.500%, 11/01/27	11/14 at 100.00	N/R	1,203,392

1,800	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	11/14 at 100.00	N/R	1,326,348
47,065	Total Tax Obligation/Limited			42,635,146
	Transportation – 4.4%

2,000	Kansas City, Missouri, Passenger Facility Charge Revenue Bonds, Kansas City International Airport, Series 2001, 5.000%, 4/01/23 – AMBAC Insured (Alternative Minimum Tax)	4/11 at 101.00	A	1,887,180

	St. Louis Land Clearance Redevelopment Authority, Missouri, Revenue Refunding and Improvement Bonds, LCRA Parking Facilities, Series 1999C:

1,000	7.000%, 9/01/19	9/09 at 102.00	N/R	905,780

2,400	7.050%, 9/01/24	9/09 at 102.00	N/R	2,030,712

	St. Louis, Missouri, Airport Revenue Refunding Bonds, Series 2003A:

3,450	5.250%, 7/01/16 – FSA Insured	7/13 at 100.00	AAA	3,668,592

1,000	5.250%, 7/01/18 – FSA Insured	7/13 at 100.00	AAA	1,047,840
9,850	Total Transportation			9,540,104
	U.S. Guaranteed – 8.3% (4)

4,500	Cape Girardeau County, Missouri, Single Family Mortgage Revenue Bonds, Series 1983, 0.000%, 12/01/14 (ETM) (5)	No Opt. Call	Aaa	3,907,035

Nuveen Investments	45

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$1,025	Excelsior Springs School District, Missouri, Leasehold Revenue Bonds, Series 1994, 0.000%, 3/01/14 – FSA Insured (ETM)	No Opt. Call	AAA		$910,774

2,500	Fenton, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)	10/12 at 100.00	N/R	(4)	2,850,100

525	Jefferson City School District, Missouri, General Obligation Bonds, Series 1991A, 6.700%, 3/01/11 (ETM)	No Opt. Call	Aa2	(4)	559,949

1,500	Lees Summit Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Knox Village, Series 2002, 5.700%, 8/15/22 (Pre-refunded 8/15/12)	8/12 at 101.00	N/R	(4)	1,699,125

2,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Riverside-Quindaro Bend Levee District L-385, Series 2001, 5.800%, 3/01/20 (Pre-refunded 3/01/10)	3/10 at 100.00	N/R	(4)	2,074,780

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:

1,000	0.000%, 9/01/17 – MBIA Insured (ETM)	No Opt. Call	A	(4)	722,280

1,785	0.000%, 9/01/21 – MBIA Insured (ETM)	No Opt. Call	A	(4)	1,010,114

2,385	0.000%, 9/01/22 – MBIA Insured (ETM)	No Opt. Call	A	(4)	1,269,679

2,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, St. Anthony’s Medical Center, Series 2000, 6.250%, 12/01/30 (Pre-refunded 12/01/10)	12/10 at 101.00	A	(4)	2,174,880

750	Texas County, Missouri, Hospital Revenue Bonds, Texas County Memorial Hospital, Series 2000, 7.250%, 6/15/25 (Pre-refunded 6/15/10)	6/10 at 100.00	N/R	(4)	800,978
19,970	Total U.S. Guaranteed				17,979,694
	Utilities – 4.2%

2,710	Columbia, Missouri, Water and Electric Revenue Bonds, Series 2002A, 5.000%, 10/01/26 – AMBAC Insured	10/12 at 100.00	AA–		2,724,715

1,195	Nixa, Missouri, Electric System Revenue Bonds, Series 2005, 5.000%, 4/01/25 –SYNCORA GTY Insured	4/13 at 100.00	BBB–		1,090,939

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – MBIA Insured	No Opt. Call	AA–		1,995,960

3,030	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 1996, 6.000%, 6/01/14 – MBIA Insured	No Opt. Call	AA–		3,189,408
8,935	Total Utilities				9,001,022
	Water and Sewer – 4.4%

1,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39	3/18 at 100.00	A		1,018,010

1,825	Kansas City, Missouri, Sewerage System Revenue Bonds, Series 2002D-1, 5.375%, 1/01/22	1/12 at 100.00	AA		1,917,710

1,600	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	A+		1,614,304

2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	AAA		2,408,974

1,635	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Refunding Bonds, Tri-County Water Authority, Series 1999, 6.000%, 4/01/22 – RAAI Insured	10/09 at 100.00	BBB–		1,623,293

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,000	St. Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2002A, 5.250%, 12/01/28 – MBIA Insured	12/11 at 100.00	Baa1	$948,550
10,025	Total Water and Sewer			9,530,841
$236,614	Total Investments (cost $221,927,307) – 99.3%			214,214,980
	Floating Rate Obligations – (1.0)%			(2,225,000)
	Other Assets Less Liabilities – 1.7%			3,755,175
	Net Assets – 100%			$215,745,155

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Portion of investment has been pledged as collateral for inverse floating rate transactions.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to the Financial Statements, Footnote 1 – Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	47

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 4.8%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:

$8,615	5.875%, 6/01/30	6/17 at 100.00	BBB	$6,759,846

5,000	5.750%, 6/01/34	6/17 at 100.00	BBB	3,666,500

12,805	5.875%, 6/01/47	6/17 at 100.00	BBB	8,365,378

5,620	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	4,682,809
32,040	Total Consumer Staples			23,474,533
	Education and Civic Organizations – 7.1%

4,090	Cleveland State University, Ohio, General Receipts Bonds, Series 2003A, 5.000%, 6/01/23 – FGIC Insured	6/13 at 100.00	A	4,077,771

	Ohio Higher Education Facilities Commission, General Revenue Bonds, Case Western Reserve University, Series 2004A:

2,310	5.000%, 12/01/16 – AMBAC Insured	12/13 at 100.00	AA–	2,530,998

2,825	5.000%, 12/01/17 – AMBAC Insured	12/13 at 100.00	AA–	3,071,623

2,975	5.000%, 12/01/18 – AMBAC Insured	12/13 at 100.00	AA–	3,210,977

1,600	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	1,505,168

1,750	Ohio Higher Education Facilities Commission, General Revenue Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24	10/13 at 100.00	AA	1,835,068

910	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA–	1,095,749

	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005:

1,000	5.000%, 12/01/24	12/15 at 100.00	Baa2	838,440

1,000	5.000%, 12/01/29	12/15 at 100.00	Baa2	791,300

	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2004:

1,315	5.000%, 12/01/25 – AMBAC Insured	12/14 at 100.00	A	1,324,429

1,060	5.000%, 12/01/27 – AMBAC Insured	12/14 at 100.00	A	1,056,195

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001:

1,200	5.500%, 12/01/21	12/11 at 100.00	Baa2	1,094,508

2,075	5.000%, 12/01/26	12/11 at 100.00	Baa2	1,701,625

1,885	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – MBIA Insured	12/16 at 100.00	AA–	1,897,893

	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004:

1,855	5.000%, 12/01/21 – MBIA Insured	6/14 at 100.00	AA–	1,960,104

1,900	5.000%, 12/01/23 – MBIA Insured	6/14 at 100.00	AA–	1,947,291

1,675	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004A, 5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	A	1,723,726

	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D:

1,325	5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	A+	1,348,453

1,005	5.000%, 6/01/26 – AMBAC Insured	6/14 at 100.00	A+	1,015,181

1,025	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004E, 5.000%, 6/01/21 – AMBAC Insured	12/14 at 100.00	A	1,057,462
34,780	Total Education and Civic Organizations			35,083,961

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care – 9.9%

$7,130	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 1998A, 5.375%, 11/15/24	11/09 at 101.00	Baa1	$6,477,605

1,065	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Series 2003, 5.250%, 11/15/25 – FSA Insured	11/13 at 100.00	Aa3	1,083,158

1,000	Cuyahoga County, Ohio, Hospital Revenue Refunding and Improvement Bonds, MetroHealth System, Series 1997, 5.625%, 2/15/17 – MBIA Insured	8/09 at 100.00	AA–	1,000,250

3,900	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A, 6.000%, 1/01/32	7/13 at 100.00	Aa2	4,076,085

6,000	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center Project, Series 2006, 5.250%, 8/15/46	8/16 at 100.00	A	4,579,920

2,500	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center, Series 2002A, 5.625%, 8/15/32	8/12 at 101.00	A	2,133,425

130	Franklin County, Ohio, Hospital Revenue Bonds, Holy Cross Health System Corporation, Series 1996, 5.800%, 6/01/16	6/09 at 100.00	AA	130,190

3,000	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 5.000%, 11/01/40	11/18 at 100.00	Aa2	2,759,970

1,560	Lorain County, Ohio, Hospital Revenue Bonds, Catholic Healthcare Partners, Series 1997B, 5.500%, 9/01/27 – MBIA Insured	9/09 at 100.00	AA–	1,545,679

2,000	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A–	1,680,060

4,000	Middleburg Heights, Ohio, Hospital Improvement Revenue Refunding Bonds, Southwest General Hospital, Series 1995, 5.625%, 8/15/15 – FSA Insured	8/09 at 101.00	AAA	4,089,960

7,000	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 – MBIA Insured	No Opt. Call	AA–	8,318,800

2,270	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	No Opt. Call	AA	2,188,893

	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A:

2,000	6.250%, 11/15/33	11/14 at 100.00	Aa3	2,049,060

1,125	6.250%, 11/15/39	11/14 at 100.00	Aa3	1,151,010

1,150	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39	1/15 at 100.00	A	1,183,948

665	Richland County, Ohio, Hospital Facilities Revenue Improvement Bonds, MedCentral Health System Obligated Group, Series 2000B, 6.375%, 11/15/22	11/10 at 101.00	A–	678,812

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:

75	5.000%, 11/15/13	No Opt. Call	A–	76,874

2,700	5.250%, 11/15/36	11/16 at 100.00	A–	2,291,571

375	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A	371,475

1,200	Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds, Union Hospital Project, Series 2001, 5.250%, 10/01/31 – RAAI Insured	10/11 at 101.00	Baa1	999,768
50,845	Total Health Care			48,866,513
	Housing/Multifamily – 3.6%

1,015	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (Alternative Minimum Tax)	11/09 at 102.00	N/R	688,901

3,045	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Carriage House Apartments Project, Series 2002, 5.400%, 3/20/37	9/11 at 102.00	Aaa	3,064,488

Nuveen Investments	49

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$2,705	Henry County, Ohio, GNMA Collateralized Healthcare Facility Revenue Bonds, Alpine Village Project, Series 1999, 6.375%, 2/20/41	8/09 at 102.00	Aaa	$2,753,095

1,805	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aaa	1,791,246

4,285	Ohio Capital Corporation for Housing, FHA-Insured Section 8 Assisted Mortgage Loan Revenue Refunding Bonds, Series 1999D, 5.950%, 2/01/23	8/09 at 102.00	Aa2	4,359,988

2,370	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	AAA	2,240,954

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa	2,827,470
18,225	Total Housing/Multifamily			17,726,142
	Housing/Single Family – 0.6%

860	Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program Residential Mortgage Revenue Bonds, Series 1998A-1, 5.300%, 9/01/19 – FSA Insured (Alternative Minimum Tax)	9/09 at 100.75	Aaa	846,515

2,020	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	1,883,731
2,880	Total Housing/Single Family			2,730,246
	Industrials – 3.0%

870	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Program, Perrysburg Project, Series 2006, 4.800%, 11/15/35	11/16 at 100.00	N/R	560,558

500	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/12 at 102.00	N/R	433,640

350	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	N/R	284,354

1,915	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)	11/09 at 101.00	N/R	1,654,541

75	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Port Cleveland Bond Fund, Series 1997A, 5.800%, 5/15/27 (Alternative Minimum Tax)	No Opt. Call	N/R	59,144

610	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Port Cleveland Bond Fund, Series 2002A, 5.600%, 11/15/15	5/12 at 102.00	N/R	559,455

7,170	Dayton, Ohio, Special Facilities Revenue Refunding Bonds, Emery Air Freight Corporation and Emery Worldwide Airlines Inc. – Guarantors, Series 1998A, 5.625%, 2/01/18	8/09 at 101.00	AA–	7,221,409

2,000	Ohio State Water Development Authority, Solid Waste Revenue Bonds, Allied Waste Industries, Inc., Series 2007A, 5.150%, 7/15/15 (Alternative Minimum Tax)	7/12 at 100.00	BBB	1,906,360

	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-4:

415	5.000%, 6/01/15 (Alternative Minimum Tax)	6/12 at 102.00	AA–	414,212

675	5.450%, 6/01/22 (Alternative Minimum Tax)	6/12 at 102.00	AA–	668,743

1,020	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 5.850%, 12/01/22 (Alternative Minimum Tax)	No Opt. Call	AA–	1,035,014
15,600	Total Industrials			14,797,430

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 1.8%

$3,120	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Heinzerling Foundation, Series 1995, 6.200%, 11/01/20	11/09 at 100.00	Aa1	$3,124,087

2,000	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Presbyterian Retirement Services, Series 2002A, 5.125%, 7/01/22 – RAAI Insured	7/12 at 100.00	BBB	1,865,100

3,930	Hamilton County, Ohio, Health Care Revenue Refunding Bonds, Life Enriching Communities Project, Series 2006A, 5.000%, 1/01/37	1/17 at 100.00	BBB	2,592,307

1,140	Napoleon, Ohio, FHA-Insured Healthcare Facilities Mortgage Revenue Refunding Bonds, Lutheran Orphans and Old Folks Home Society, Series 1994, 6.875%, 8/01/23	7/09 at 100.00	Aa2	1,142,120
10,190	Total Long-Term Care			8,723,614
	Materials – 0.6%

1,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004A, 4.800%, 3/01/22	3/14 at 101.00	A	999,550

2,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15	No Opt. Call	A	2,107,120
3,000	Total Materials			3,106,670
	Tax Obligation/General – 23.3%

	Adams County Valley School District, Adams and Highland Counties, Ohio, Unlimited Tax School Improvement General Obligation Bonds, Series 1995:

6,000	7.000%, 12/01/15 – MBIA Insured	No Opt. Call	AA–	6,926,280

9,500	5.250%, 12/01/21 – MBIA Insured	6/09 at 100.00	AA–	9,506,933

600	Anthony Wayne Local School District, Lucas, Wood and Fulton Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 1995, 0.000%, 12/01/13 – FGIC Insured	No Opt. Call	A2	526,326

1,895	Buckeye Valley Local School District, Ohio, Unlimited Tax General Obligation Bonds, Series 1995A, 6.850%, 12/01/15 – MBIA Insured	No Opt. Call	AA–	2,179,326

1,000	Butler County, Hamilton, Ohio, Limited Tax General Obligation Bonds, One Renaissance Center Acquisition, Series 2001, 5.375%, 11/01/17 – AMBAC Insured	11/11 at 101.00	A2	1,090,800

2,515	Canton City School District, Stark County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/19 – MBIA Insured	6/15 at 100.00	AA–	2,656,343

2,295	Central Ohio Solid Waste Authority, General Obligation Bonds, Series 2004A, 5.000%, 12/01/15 – AMBAC Insured	6/14 at 100.00	AAA	2,540,037

130	Chesapeake-Union Exempt Village School District, Ohio, General Obligation Bonds, Series 1986, 8.500%, 12/01/09	No Opt. Call	N/R	132,685

1,000	Clyde-Green Springs Exempt Village School District, Summit County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/27 – FSA Insured	6/18 at 100.00	Aa2	1,041,950

2,675	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22	12/14 at 100.00	AA+	2,850,213

1,345	Cuyahoga County, Ohio, Limited Tax General Obligation Bonds, Series 1993, 5.650%, 5/15/18	No Opt. Call	Aa1	1,550,893

1,000	Cuyahoga County, Ohio, Limited Tax General Obligation Various Purpose Refunding Bonds, Series 1993B, 5.250%, 10/01/13	No Opt. Call	AA+	1,043,690

1,245	Cuyahoga Falls, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 – MBIA Insured	6/14 at 100.00	Aa3	1,349,568

1,170	Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/15 –AMBAC Insured	6/14 at 100.00	A1	1,307,826

	Delaware City School District, Delaware County, Ohio, Unlimited Tax General Obligation School Facilities Construction and Improvement Bonds, Series 1995:

1,000	0.000%, 12/01/10 – FGIC Insured	No Opt. Call	A	970,470

1,000	0.000%, 12/01/11 – FGIC Insured	No Opt. Call	A	942,910

Nuveen Investments	51

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Fairview Park, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/25 – MBIA Insured	12/15 at 100.00	A1	$1,019,450

1,005	Findlay, Ohio, General Obligation Bonds, Series 2004, 5.250%, 7/01/15 – MBIA Insured	7/14 at 100.00	AA	1,134,223

3,160	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/28	12/17 at 100.00	AAA	3,369,508

225	Geauga County, Ohio, Limited Tax General Obligation, Sewer District Improvement Bonds, Bainbridge Water Project, Series 1995, 6.850%, 12/01/10	6/09 at 100.00	Aa2	226,103

3,810	Greater Cleveland Regional Transit Authority, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/17 – MBIA Insured	12/14 at 100.00	Aa3	4,062,489

1,000	Hilliard, Ohio, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 12/01/29 (WI/DD, Settling 6/02/09)	12/19 at 100.00	AA	1,034,710

2,425	Hubbard Exempt Village School District, Trumbull County, Ohio, General Obligation Bonds, Classroom Facilities Improvements, Series 2007, 5.000%, 12/01/34 – CIFG Insured	6/17 at 100.00	A	2,350,237

	Indian Creek Local School District, Jefferson County, Ohio, General Obligation Bonds, School Facilities Construction and Improvements, Series 2009:

1,750	5.000%, 12/01/34	No Opt. Call	Aa2	1,753,815

1,100	5.125%, 12/01/36	No Opt. Call	Aa2	1,108,998

1,270	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/23 – MBIA Insured	6/13 at 100.00	Aa3	1,311,161

1,400	Kent City School District, Portage County, Ohio, General Obligation Library Improvement Bonds, Series 2004, 5.000%, 12/01/20 – FGIC Insured	12/14 at 100.00	AA–	1,484,182

1,500	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2007, 5.250%, 12/01/31 – FSA Insured	No Opt. Call	AAA	1,713,825

670	Kettering, Ohio, Limited Tax General Obligation Bonds, Series 1991, 6.650%, 12/01/12	6/09 at 100.00	Aa3	673,142

	Kings Local School District, Warren County, Ohio, General Obligation School Improvement Bonds, Series 2005:

1,000	5.000%, 12/01/22 – MBIA Insured	6/15 at 100.00	Aaa	1,057,020

1,480	5.000%, 12/01/24 – MBIA Insured	6/15 at 100.00	Aaa	1,566,580

555	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa2	627,378

1,725	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	AA–	1,757,292

1,000	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/28 – AMBAC Insured	12/12 at 100.00	Baa2	964,360

1,855	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/24 – FSA Insured	12/15 at 100.00	AAA	1,943,224

1,000	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aa1	1,035,340

1,000	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	A2	1,006,690

1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	A2	1,538,974

	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Series 2005:

3,740	5.000%, 12/01/23 – FSA Insured	12/15 at 100.00	AAA	4,001,426

1,000	5.000%, 12/01/25 – FSA Insured	12/15 at 100.00	AAA	1,058,010

1,000	Ohio, Common Schools Capital Facilities, General Obligation Bonds, Series 2001B, 5.000%, 9/15/21	9/11 at 100.00	AA+	1,054,230

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Ohio, Full Faith and Credit General Obligation Infrastructure Improvement Bonds, Series 1994, 6.000%, 8/01/10	No Opt. Call	AA+	$1,061,570

730	Ohio, General Obligation Bonds, Common Schools, Series 2004B, 5.000%, 3/15/21	3/14 at 100.00	AA+	777,844

6,055	Ohio, General Obligation Bonds, Infrastructure Improvements, Series 2003F, 5.000%, 2/01/22	2/13 at 100.00	AA+	6,338,556

1,845	Ohio, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16	3/15 at 100.00	AA+	2,070,348

8,140	Ohio, General Obligation Higher Education Capital Facilities Bonds, Series 2001A, 5.000%, 2/01/20	2/11 at 100.00	AA+	8,680,496

1,000	Olmsted Falls City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/35 – SYNCORA GTY Insured	6/17 at 100.00	A	965,820

1,500	Pettisville Local School District, Fulton County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Bonds, Series 2009, 5.000%, 12/01/36	No Opt. Call	Aa2	1,515,300

3,315	South Point Local School District, Lawrence County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/24 – FSA Insured	12/14 at 100.00	AAA	3,509,591

30	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21	6/09 at 100.00	Aa1	30,119

2,315	Summit County, Ohio, General Obligation Bonds, Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA	2,768,995

1,300	Sylvania City School District, Ohio, General Obligation School Improvement Bonds, Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	AAA	1,321,216

3,755	Toledo City School District, Lucas County, Ohio, General Obligation Bonds, Series 2003B, 5.000%, 12/01/22 – FGIC Insured	12/13 at 100.00	Aa2	3,847,260

1,000	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvment Series 2009, 5.125%, 12/01/37	No Opt. Call	AA	1,012,890

	West Chester Township, Butler County, Ohio, General Obligation Bonds, Series 2003:

1,365	5.250%, 12/01/19 – MBIA Insured	12/13 at 100.00	Aa1	1,481,544

1,515	5.250%, 12/01/21 – MBIA Insured	12/13 at 100.00	Aa1	1,635,246

2,000	West Clermont Local School District, Clermont County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/31 – FSA Insured	12/18 at 100.00	AAA	2,084,500
108,170	Total Tax Obligation/General			114,569,912
	Tax Obligation/Limited – 10.8%

5,690	Akron, Ohio, Income Tax Revenue Bonds, Community Learning Centers, Series 2004A, 5.000%, 12/01/33 – FGIC Insured	12/13 at 100.00	AA+	5,712,760

	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:

950	5.000%, 12/01/25	12/16 at 102.00	N/R	814,872

1,165	5.000%, 12/01/30	12/16 at 102.00	N/R	920,979

1,150	Cincinnati, Ohio, Economic Development Revenue Bonds, Keystone Parke Project, Series 2008A, 5.000%, 11/01/38	11/13 at 102.00	AA	1,153,749

1,850	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, R.I.T.A. Project, Series 2004, 5.000%, 11/15/19 – RAAI Insured	11/14 at 100.00	BBB–	1,719,982

1,380	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/25 – AMBAC Insured	6/14 at 100.00	BBB+	1,372,327

5,615	Franklin County, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Convention Facilities Authority, Series 2005, 5.000%, 12/01/25 – AMBAC Insured	12/15 at 100.00	Aaa	5,917,705

	Franklin County, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Convention Facilities Authority, Series 2007:

2,215	5.000%, 12/01/26	12/17 at 100.00	Aaa	2,348,764

2,000	5.000%, 12/01/27	12/17 at 100.00	Aaa	2,104,680

Nuveen Investments	53

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,210	Groveport, Ohio, Special Obligation Income Tax Receipts Bonds, Series 2002, 5.000%, 12/01/22 – MBIA Insured	12/12 at 100.00	A3		$1,214,235

	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004:

2,300	5.000%, 12/01/20 – FGIC Insured	6/14 at 100.00	AA–		2,387,216

2,535	5.000%, 12/01/22 – FGIC Insured	6/14 at 100.00	AA–		2,603,470

10,000	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A2		9,509,198

3,300	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A2		1,063,590

2,015	Milton Union Exempt Village School District, Ohio, Special Limited Obligation Bonds, Series 2009, 5.000%, 12/01/32 (WI/DD, Settling 6/03/09)	12/19 at 100.00	A+		1,928,818

1,485	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2001B, 5.500%, 10/01/16 – AMBAC Insured	4/12 at 100.00	BBB		1,520,165

495	Ohio Department of Transportation, Certificates of Participation, Panhandle Rail Line, Series 1992A, 6.500%, 4/15/12 – FSA Insured	10/09 at 100.00	AAA		497,069

1,050	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2002A, 5.000%, 4/01/22 – FSA Insured	4/12 at 100.00	AAA		1,091,591

1,900	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – FSA Insured	4/15 at 100.00	AAA		1,956,050

3,135	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 – FSA Insured	4/15 at 100.00	AAA		3,310,529

1,490	Ohio, State Appropriation Lease Bonds, Mental Health Capital Facilities, Series 2003B-II, 5.000%, 6/01/16	6/13 at 100.00	AA		1,629,896

1,000	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2004A-II, 5.000%, 12/01/15	12/13 at 100.00	AA		1,103,340

1,000	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2005A-II, 5.250%, 2/01/19 – FSA Insured	2/15 at 100.00	AAA		1,103,940
54,930	Total Tax Obligation/Limited				52,984,925
	Transportation – 2.6%

1,025	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C, 5.250%, 12/01/27 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	BBB+		876,426

10,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	AA		11,667,394
11,025	Total Transportation				12,543,820
	U.S. Guaranteed – 16.0% (4)

90	Athens, Ohio, Sanitary Sewer System Mortgage Revenue Bonds, Series 1989, 7.300%, 12/01/14 (Pre-refunded 12/01/09)	12/09 at 100.00	N/R	(4)	92,805

700	Buckeye Local School District, Medina County, Ohio, General Obligation Bonds, Series 2000, 5.500%, 12/01/25 (Pre-refunded 12/01/10) – FGIC Insured	12/10 at 100.00	A2	(4)	750,540

	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B:

3,420	5.000%, 12/01/26 (Pre-refunded 6/01/15) – MBIA Insured	6/15 at 100.00	A3	(4)	3,945,962

3,590	5.000%, 12/01/27 (Pre-refunded 6/01/15) – MBIA Insured	6/15 at 100.00	A3	(4)	4,142,106

1,255	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Series 2001, 5.375%, 12/01/17 (Pre-refunded 12/01/11) – MBIA Insured	12/11 at 100.00	AA	(4)	1,386,838

4,045	Columbus, Ohio, General Obligation Bonds, Series 2000, 5.250%, 11/15/17 (Pre-refunded 11/15/10)	11/10 at 101.00	Aaa		4,352,096

1,235	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%, 12/01/14 – SYNCORA GTY Insured (ETM)	No Opt. Call	BBB+	(4)	1,429,056

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$1,000	Evergreen Local School District, Ohio, Unlimited Tax General Obligation School Improvement Bonds, Series 1999, 5.625%, 12/01/24 (Pre-refunded 12/01/09) – FGIC Insured	12/09 at 101.00	A3	(4)	$1,036,500

1,200	Heath City School District, Licking County, Ohio, Unlimited Tax General Obligation School Improvement Bonds, Series 2000A, 5.500%, 12/01/27 (Pre-refunded 12/01/10) – FGIC Insured	12/10 at 100.00	A2	(4)	1,285,884

3,385	Lakota Local School District, Butler County, Ohio, Unlimited Tax General Obligation School Improvement and Refunding Bonds, Series 2001, 5.125%, 12/01/26 (Pre-refunded 6/01/11) – FGIC Insured	6/11 at 100.00	Aa1	(4)	3,663,315

565	Lebanon, Ohio, Electric System Mortgage Revenue Bonds, Series 2001, 5.500%, 12/01/17 (Pre-refunded 12/01/10) – AMBAC Insured	12/10 at 101.00	A	(4)	611,031

670	Lorain, Ohio, Hospital Revenue Refunding Bonds, Lakeland Community Hospital Inc., Series 1992, 6.500%, 11/15/12 (ETM)	7/09 at 100.00	A1	(4)	715,319

1,950	Montgomery County, Ohio, Health System Revenue Bonds, Franciscan Medical Center – Dayton Campus, Series 1997, 5.500%, 7/01/18 (Pre-refunded 1/01/10)	1/10 at 100.00	Baa2	(4)	1,999,043

9,500	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Medical Center, Series 1999, 6.750%, 4/01/22 (Pre-refunded 4/01/10)	4/10 at 101.00	A	(4)	10,071,328

5,610	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.375%, 9/01/21 (ETM)	9/11 at 100.00	Aa2	(4)	6,088,926

2,390	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.375%, 9/01/21 (Pre-refunded 9/01/11)	9/11 at 100.00	Aa2	(4)	2,602,113

	North Royalton City School District, Ohio, School Improvement Bonds, Series 1994:

2,200	6.000%, 12/01/14 (Pre-refunded 12/01/09) – MBIA Insured	12/09 at 102.00	A1	(4)	2,305,622

2,400	6.100%, 12/01/19 (Pre-refunded 12/01/09) – MBIA Insured	12/09 at 102.00	A1	(4)	2,516,424

3,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 2002B, 5.500%, 10/01/22 (Pre-refunded 10/01/12)	10/12 at 100.00	AA–	(4)	3,401,370

	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1985B:

6,460	0.000%, 1/15/15 (Pre-refunded 1/15/11) – FGIC Insured	1/11 at 67.04	AAA		4,223,613

5,700	0.000%, 1/15/15 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 70.48	AAA		3,880,959

5,065	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa		5,773,948

	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A:

400	5.250%, 12/01/21 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+	(4)	462,928

3,055	5.250%, 12/01/22 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+	(4)	3,535,613

1,495	Otsego Local School District, Wood, Henry and Lucas Counties, Ohio, General Obligation Bonds, Series 2004, 5.375%, 12/01/22 (Pre-refunded 12/01/14) – FSA Insured	12/14 at 100.00	Aa3	(4)	1,761,588

500	Pickerington Local School District, Fairfield County, Ohio, General Obligation Bonds, Series 1993, 0.000%, 12/01/11 – AMBAC Insured (ETM)	No Opt. Call	A1	(4)	480,785

1,335	Richland County, Ohio, Hospital Facilities Revenue Improvement Bonds, MedCentral Health System Obligated Group, Series 2000B, 6.375%, 11/15/22 (Pre-refunded 11/15/10)	11/10 at 101.00	A–	(4)	1,452,800

1,185	Sugarcreek Local School District, Athens County, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/24 (Pre-refunded 12/01/13) – MBIA Insured	12/13 at 100.00	A1	(4)	1,367,715

	University of Cincinnati, Ohio, General Receipts Bonds, Series 2001A:

1,500	5.750%, 6/01/18 (Pre-refunded 6/01/11) – FGIC Insured	6/11 at 101.00	A+	(4)	1,654,395

1,520	5.750%, 6/01/19 (Pre-refunded 6/01/11) – FGIC Insured	6/11 at 101.00	A+	(4)	1,676,454
76,420	Total U.S. Guaranteed				78,667,076

Nuveen Investments	55

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 8.2%

$5,000	American Municipal Power Ohio Inc., General Revenue Bonds, Series 2008, 5.250%, 2/15/43	2/18 at 100.00	A1	$4,834,050

1,535	Cleveland Public Power System, Ohio, First Mortgage Improvement Revenue Bonds, Series 1994A, 0.000%, 11/15/13 – MBIA Insured	No Opt. Call	A	1,348,666

	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:

4,740	0.000%, 11/15/34 – MBIA Insured	No Opt. Call	A	1,119,825

2,000	5.000%, 11/15/38 – MBIA Insured	5/18 at 100.00	AA–	1,922,500

7,500	0.000%, 11/15/38 – MBIA Insured	No Opt. Call	A	1,398,000

5,000	Ohio Air Quality Development Authority, Revenue Bonds, JMG Funding Limited Partnership Project, Series 1997, 5.625%, 1/01/23 – AMBAC Insured (Alternative Minimum Tax)	10/09 at 100.00	N/R	4,435,200

	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project - Joint Venture 5, Series 2004:

1,000	5.000%, 2/15/20 – AMBAC Insured	2/14 at 100.00	A1	978,920

5,450	5.000%, 2/15/21 – AMBAC Insured	2/14 at 100.00	A1	5,289,280

1,465	5.000%, 2/15/22 – AMBAC Insured	2/14 at 100.00	A1	1,404,203

3,295	5.000%, 2/15/23 – AMBAC Insured	2/14 at 100.00	A1	3,119,014

10,850	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)	9/09 at 101.00	N/R	8,759,748

1,545	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%, 7/01/17	No Opt. Call	AAA	1,132,037

4,460	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	6/10 at 101.00	Baa3	4,465,843
53,840	Total Utilities			40,207,286
	Water and Sewer – 6.4%

1,730	Butler County, Ohio, Sewerage System Revenue Bonds, Series 2005, 5.000%, 12/01/23 – FSA Insured	No Opt. Call	Aa3	1,901,357

4,355	Cincinnati, Ohio, Water System Revenue Bonds, Series 2007B, 5.000%, 12/01/32	12/17 at 100.00	AA+	4,491,921

865	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A3	828,108

10,325	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – MBIA Insured	No Opt. Call	Aa2	11,556,254

2,105	Hebron, Ohio, Mortgage Revenue Bonds, Waterworks System Improvements, Series 2004, 5.875%, 12/01/25	6/14 at 100.00	N/R	1,935,295

1,260	Lancaster, Ohio, Wastewater System Improvement Revenue Bonds, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	12/14 at 100.00	BBB	1,200,100

4,590	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 4.750%, 12/01/47 – SYNCORA GTY Insured	12/17 at 100.00	BBB+	3,884,792

530	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 – FSA Insured	6/18 at 100.00	AAA	562,335

1,255	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2004, 5.250%, 12/01/15	6/14 at 100.00	AAA	1,402,839

3,500	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B, 5.000%, 6/01/25	6/15 at 100.00	AAA	3,722,845
30,515	Total Water and Sewer			31,485,846
$502,460	Total Investments (cost $482,899,266) – 98.7%			484,967,974
	Other Assets Less Liabilities – 1.3%			6,321,151
	Net Assets – 100%			$491,289,125

56	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	57

Portfolio of Investments

Nuveen Wisconsin Municipal Bond Fund

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 1.1%

$370	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/29	8/09 at 101.00	BBB–	$270,000

200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/21	9/11 at 100.00	BBB	185,618

250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	179,483
820	Total Education and Civic Organizations			635,101
	Health Care – 5.0%

385	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, FHA-Insured Mortgage Hospital Revenue Bonds, Doctor Pila Hospital, Series 1995A, 5.875%, 8/01/12	8/09 at 100.00	AA+	386,032

500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/24 – MBIA Insured	7/09 at 100.00	AA–	500,130

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32	2/14 at 100.00	A+	1,021,920

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38 (WI/DD, Settling 6/16/09)	12/19 at 100.00	A1	956,490
2,885	Total Health Care			2,864,572
	Housing/Multifamily – 9.0%

675	Kenosha Housing Authority, Wisconsin, GNMA Collateralized Multifamily Housing Revenue Bonds, Villa Ciera Inc., Series 2000A, 5.900%, 11/20/30	11/09 at 101.00	N/R	677,450

570	Lake Delton Community Development Agency, Wisconsin, GNMA Collateralized Multifamily Housing Revenue Bonds, Woodland Park Project, Series 2001, 5.300%, 2/20/31 (Alternative Minimum Tax)	1/12 at 102.00	N/R	553,487

1,000	Madison Community Development Authority, Wisconsin, GNMA Multifamily Housing Revenue Refunding Bonds, Greentree Glen Apartments, Series 1999A, 5.500%, 9/20/29 (Alternative Minimum Tax)	9/09 at 100.00	AAA	1,000,020

200	Milwaukee Redevelopment Authority, Wisconsin, FHA-Insured Multifamily Housing Revenue Bonds, City Hall Square Apartments, Series 1993, 6.000%, 8/01/22 (Alternative Minimum Tax)	8/09 at 100.00	N/R	200,322

1,000	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	AA–	1,025,340

500	Sheboygan Housing Authority, Wisconsin, GNMA Multifamily Revenue Refunding Bonds, Lake Shore Apartments, Series 1998A, 5.100%, 11/20/26	11/09 at 100.00	AAA	500,095

300	Walworth County Housing Authority, Wisconsin, FHA-Insured Housing Revenue Bonds, Kiwanis Heritage Inc. Senior Apartments, Series 1997, 5.550%, 9/01/22	9/09 at 100.00	N/R	300,159

1,000	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (Alternative Minimum Tax)	5/16 at 100.00	AA	880,280
5,245	Total Housing/Multifamily			5,137,153
	Housing/Single Family – 4.2%

30	Virgin Islands Housing Finance Corporation, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16 (Alternative Minimum Tax)	9/09 at 100.00	N/R	30,038

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005E:

1,250	4.900%, 11/01/35	5/15 at 100.00	AA	1,146,750

1,300	4.900%, 11/01/35 – AMBAC Insured	5/15 at 100.00	AA	1,192,620
2,580	Total Housing/Single Family			2,369,408

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 0.2%

$95	Guam, General Obligation Bonds, Series 1993A, 5.400%, 11/15/18	11/09 at 100.00	B+	$80,646
	Tax Obligation/Limited – 65.1%

1,500	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Refunding Bonds, Arena Project, Series 2002, 5.150%, 6/01/29	6/12 at 100.00	Aa2	1,540,695

2,000	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Bayshore Public Parking Project, Series 2004A, 5.000%, 10/01/24	10/14 at 100.00	A3	2,039,260

100	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Refunding Bonds, Tax Increment District 6, Series 2001, 5.000%, 10/01/19	10/11 at 100.00	A3	101,703

350	Green Bay Brown County Professional Football Stadium District, Wisconsin, Sales Tax Revenue Bonds, Lambeau Field Renovation Project, Series 2001A, 5.000%, 2/01/19 – AMBAC Insured	2/11 at 100.00	AA	360,395

500	Jackson Community Development Authority, Wisconsin, Revenue Refunding Bonds, Series 1999, 5.100%, 12/01/17	12/09 at 100.00	N/R	466,885

960	Madison Community Development Authority, Wisconsin, Lease Revenue Refunding Bonds, Monona Terrace, Series 2002, 4.375%, 3/01/20	3/12 at 100.00	Aa2	977,712

675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29	6/16 at 100.00	A2	606,724

2,000	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2002A, 4.875%, 8/01/21 – AMBAC Insured	8/12 at 100.00	A1	2,037,100

1,000	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2007A, 4.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	A1	980,120

275	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2005A, 4.600%, 8/01/22	8/15 at 100.00	A2	275,204

	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Summerfest Project, Series 2001:

400	4.850%, 8/01/17	8/11 at 100.00	A	409,664

1,000	4.950%, 8/01/20	8/11 at 100.00	A	1,012,350

1,500	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.000%, 12/01/26	12/14 at 100.00	A1	1,546,530

	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A:

500	4.625%, 12/01/28	12/18 at 100.00	A1	511,000

1,000	4.750%, 12/01/32	12/18 at 100.00	A1	1,015,290

1,000	Onalaska Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Series 2003, 4.875%, 10/01/27	10/13 at 100.00	A2	936,640

1,500	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004-I, 5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	BBB	1,359,945

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:

2,500	5.500%, 7/01/25 – AGC Insured	No Opt. Call	AAA	2,638,350

2,000	5.250%, 7/01/33 – MBIA Insured	No Opt. Call	AA–	1,829,060

1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	A	922,410

	Saint Francis Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2007:

400	4.150%, 3/01/20	3/17 at 100.00	A3	405,652

300	4.350%, 3/01/22	3/17 at 100.00	A3	296,913

280	4.500%, 3/01/24	3/17 at 100.00	A3	275,738

520	4.600%, 3/01/27	3/17 at 100.00	A3	503,646

Nuveen Investments	59

Portfolio of Investments

Nuveen Wisconsin Municipal Bond Fund (continued)

May 31, 2009

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:

$850	5.500%, 12/15/18 – MBIA Insured	No Opt. Call	AA–		$1,032,385

400	5.500%, 12/15/19 – MBIA Insured	No Opt. Call	AA–		483,736

2,195	5.500%, 12/15/20 – MBIA Insured	No Opt. Call	AA–		2,645,809

500	5.500%, 12/15/26 – MBIA Insured	No Opt. Call	AA–		543,040

1,220	Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Series 2006A, 4.500%, 10/01/21	10/16 at 100.00	N/R		1,197,613

1,305	Sun Prairie Community Development Authority, Wisconsin, Lease Revenue Bonds, Tax Increment District 8, Series 2006, 4.250%, 8/01/25	8/16 at 100.00	A2		1,190,343

600	Virgin Islands Public Finance Authority, Senior Lien Revenue Refunding Bonds, Matching Fund Loan Note, Series 1998A, 5.625%, 10/01/25	10/09 at 100.50	BBB		564,234

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.250%, 10/01/21	10/14 at 100.00	A3		1,041,590

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2005A, 5.000%, 10/01/21	10/15 at 100.00	A3		1,014,740

	Wisconsin Center District, Junior Dedicated Tax Revenue Refunding Bonds, Series 1999:

2,900	5.250%, 12/15/23 – FSA Insured	No Opt. Call	AAA		3,149,660

500	5.250%, 12/15/27 – FSA Insured	No Opt. Call	AAA		530,580

2,000	Wisconsin Center District, Senior Dedicated Tax Revenue Refunding Bonds, Series 2003A, 0.000%, 12/15/28 – FSA Insured	No Opt. Call	AAA		693,940
37,730	Total Tax Obligation/Limited				37,136,656
	U.S. Guaranteed – 6.0% (4)

	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2003A:

2,000	5.125%, 8/01/21 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	A1	(4)	2,282,700

1,000	5.125%, 8/01/22 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	A1	(4)	1,141,350
3,000	Total U.S. Guaranteed				3,424,050
	Utilities – 6.9%

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – MBIA Insured	No Opt. Call	AA–		997,980

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – MBIA Insured	7/17 at 100.00	AA–		1,940,140

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/24 – FGIC Insured	No Opt. Call	AA–		995,830
4,000	Total Utilities				3,933,950
$56,355	Total Investments (cost $56,590,326) – 97.5%				55,581,536
	Other Assets Less Liabilities – 2.5%				1,429,628
	Net Assets – 100%				$57,011,164

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of Assets and Liabilities

May 31, 2009

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Investments, at value (cost $135,469,809, $398,693,122, $199,439,290, $221,927,307, $482,899,266 and $56,590,326, respectively)	$135,277,855	$398,725,619	$201,280,776	$214,214,980	$484,967,974	$55,581,536
Cash	7,781,726	—	1,371,228	1,645,633	1,458,526	589,128
Receivables:
Interest	2,236,023	5,052,831	1,864,931	3,008,539	9,165,937	944,815
Investments sold	1,240,000	2,506,833	1,706,924	—	30,000	700,000
Shares sold	863,288	559,214	322,281	102,248	641,460	740,551
Other assets	206	32,951	18,381	10,575	40,768	94
Total assets	147,399,098	406,877,448	206,564,521	218,981,975	496,304,665	58,556,124
Liabilities
Cash overdraft	—	507,335	—	—	—	—
Floating rate obligations	—	—	—	2,225,000	—	—
Payables:
Dividends	232,526	555,753	366,726	357,283	787,141	62,095
Investments purchased	2,570,003	103,871	667,753	—	3,010,155	956,490
Shares redeemed	292,106	344,439	228,484	431,680	733,409	457,952
Accrued expenses:
Management fees	66,375	183,940	94,523	101,796	225,020	26,491
12b-1 distribution and service fees	37,300	94,775	48,464	48,336	94,228	13,630
Other	42,511	126,410	83,026	72,725	165,587	28,302
Total liabilities	3,240,821	1,916,523	1,488,976	3,236,820	5,015,540	1,544,960
Net assets	$144,158,277	$404,960,925	$205,075,545	$215,745,155	$491,289,125	$57,011,164
Class A Shares
Net assets	$110,129,802	$346,849,392	$151,852,167	$183,867,531	$321,252,908	$46,933,300
Shares outstanding	10,980,918	33,390,955	14,017,334	18,132,512	29,824,280	4,717,823
Net asset value per share	$10.03	$10.39	$10.83	$10.14	$10.77	$9.95
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.47	$10.85	$11.30	$10.58	$11.24	$10.38
Class B Shares
Net assets	$3,388,653	$7,288,704	$2,857,676	$3,533,310	$7,789,634	$1,597,987
Shares outstanding	340,930	700,988	263,242	347,999	724,319	160,207
Net asset value and offering price per share	$9.94	$10.40	$10.86	$10.15	$10.75	$9.97
Class C Shares
Net assets	$25,570,463	$47,428,458	$32,068,392	$22,119,895	$52,693,274	$6,907,098
Shares outstanding	2,549,849	4,563,337	2,961,462	2,183,851	4,906,707	693,158
Net asset value and offering price per share	$10.03	$10.39	$10.83	$10.13	$10.74	$9.96
Class I Shares
Net assets	$5,069,359	$3,394,371	$18,297,310	$6,224,419	$109,553,309	$1,572,779
Shares outstanding	503,324	326,702	1,689,749	613,785	10,191,821	157,687
Net asset value and offering price per share	$10.07	$10.39	$10.83	$10.14	$10.75	$9.97
Net Assets Consist of:
Capital paid-in	$145,118,626	$411,403,117	$205,890,349	$225,013,451	$490,822,674	$58,095,135
Undistributed (Over-distribution of) net investment income	108,858	(644,899)	(93,533)	335,218	147,051	(5,839)
Accumulated net realized gain (loss) from investments and derivative transactions	(877,253)	(5,829,790)	(2,562,757)	(1,891,187)	(1,749,308)	(69,342)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(191,954)	32,497	1,841,486	(7,712,327)	2,068,708	(1,008,790)
Net assets	$144,158,277	$404,960,925	$205,075,545	$215,745,155	$491,289,125	$57,011,164

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Operations

Year Ended May 31, 2009

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$6,776,047	$20,350,718	$10,845,979	$11,752,975	$25,515,160	$2,750,416
Expenses
Management fees	706,414	2,112,481	1,103,365	1,146,716	2,580,907	305,842
12b-1 service fees – Class A	198,546	682,432	300,686	365,753	634,333	93,204
12b-1 distribution and service fees – Class B	36,973	79,369	31,388	41,861	89,111	17,400
12b-1 distribution and service fees – Class C	165,208	335,058	244,549	158,670	378,181	47,948
Shareholders’ servicing agent fees and expenses	55,292	170,134	113,855	93,456	255,472	24,807
Interest expense on floating rate obligations	—	99,558	—	37,244	—	—
Custodian’s fees and expenses	29,031	78,056	48,295	44,399	106,667	16,290
Trustees’ fees and expenses	3,762	11,905	5,892	6,132	14,060	1,762
Professional fees	14,168	25,621	18,342	18,763	35,239	11,012
Shareholders’ reports – printing and mailing expenses	16,509	50,198	33,780	27,574	71,905	8,969
Federal and state registration fees	11,897	15,201	18,574	16,547	18,066	12,980
Other expenses	4,522	11,310	7,178	7,157	14,527	3,285
Total expenses before custodian fee credit	1,242,322	3,671,323	1,925,904	1,964,272	4,198,468	543,499
Custodian fee credit	(14,795)	(6,482)	(5,149)	(8,784)	(6,907)	(7,256)
Net expenses	1,227,527	3,664,841	1,920,755	1,955,488	4,191,561	536,243
Net investment income	5,548,520	16,685,877	8,925,224	9,797,487	21,323,599	2,214,173
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(850,008)	(5,341,455)	(2,683,376)	(1,891,626)	(1,861,519)	(52,303)
Forward swaps	—	369,923	181,473	—	—	—
Futures	—	907,790	—	—	1,089,084	—
Change in net unrealized appreciation (depreciation) of:
Investments	(1,241,863)	(8,599,539)	(3,927,130)	(10,090,955)	(9,120,799)	(1,400,517)
Forward swaps	—	(336,570)	(165,110)	—	—	—
Futures	—	23,058	—	—	35,297	—
Net realized and unrealized gain (loss)	(2,091,871)	(12,976,793)	(6,594,143)	(11,982,581)	(9,857,937)	(1,452,820)
Net increase (decrease) in net assets from operations	$3,456,649	$3,709,084	$2,331,081	$(2,185,094)	$11,465,662	$761,353

See accompanying notes to financial statements.

62	Nuveen Investments

Statement of Changes in Net Assets

	Kansas		Kentucky
	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08
Operations
Net investment income	$5,548,520	$5,014,891	$16,685,877	$17,269,160
Net realized gain (loss) from:
Investments	(850,008)	159,653	(5,341,455)	1,236,154
Forward swaps	—	—	369,923	172,852
Futures	—	—	907,790	(45,316)
Change in net unrealized appreciation (depreciation) of:
Investments	(1,241,863)	(2,028,472)	(8,599,539)	(8,318,930)
Forward swaps	—	—	(336,570)	681,583
Futures	—	—	23,058	(23,058)
Net increase (decrease) in net assets from operations	3,456,649	3,146,072	3,709,084	10,972,445
Distributions to Shareholders
From net investment income:
Class A	(4,341,033)	(3,898,113)	(14,525,292)	(15,125,455)
Class B	(138,435)	(171,165)	(290,744)	(354,402)
Class C	(842,823)	(746,135)	(1,644,837)	(1,594,319)
Class I (1)	(202,938)	(150,553)	(128,929)	(124,292)
From accumulated net realized gains:
Class A	—	(222,644)	(2,296,878)	(846,835)
Class B	—	(11,930)	(56,792)	(24,032)
Class C	—	(48,489)	(301,635)	(103,359)
Class I (1)	—	(7,651)	(19,308)	(6,179)
Decrease in net assets from distributions to shareholders	(5,525,229)	(5,256,680)	(19,264,415)	(18,178,873)
Fund Share Transactions
Proceeds from sale of shares	34,957,401	15,985,702	40,513,801	28,462,533
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,968,272	2,766,399	11,934,196	10,811,242
	37,925,673	18,752,101	52,447,997	39,273,775
Cost of shares redeemed	(16,062,233)	(20,626,797)	(53,830,586)	(65,614,415)
Net increase (decrease) in net assets from Fund share transactions	21,863,440	(1,874,696)	(1,382,589)	(26,340,640)
Net increase (decrease) in net assets	19,794,860	(3,985,304)	(16,937,920)	(33,547,068)
Net assets at the beginning of year	124,363,417	128,348,721	421,898,845	455,445,913
Net assets at the end of year	$144,158,277	$124,363,417	$404,960,925	$421,898,845
Undistributed (Over-distribution of) net investment income at the end of year	$108,858	$88,875	$(644,899)	$(733,880)

(1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of Changes in Net Assets (continued)

	Michigan		Missouri
	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08
Operations
Net investment income	$8,925,224	$9,132,698	$9,797,487	$9,958,344
Net realized gain (loss) from:
Investments	(2,683,376)	807,050	(1,891,626)	1,133,166
Forward swaps	181,473	(107,121)	—	—
Futures	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(3,927,130)	(5,591,169)	(10,090,955)	(7,408,671)
Forward swaps	(165,110)	387,285	—	—
Futures	—	—	—	—
Net increase (decrease) in net assets from operations	2,331,081	4,628,743	(2,185,094)	3,682,839
Distributions to Shareholders
From net investment income:
Class A	(6,507,362)	(6,824,038)	(8,252,429)	(8,773,478)
Class B	(117,337)	(149,335)	(162,829)	(221,642)
Class C	(1,230,142)	(1,316,103)	(848,721)	(764,474)
Class I (1)	(816,942)	(863,423)	(194,364)	(107,073)
From accumulated net realized gains:
Class A	(193,863)	(464,003)	(994,525)	(385,340)
Class B	(4,218)	(12,411)	(22,490)	(11,873)
Class C	(41,482)	(103,052)	(118,362)	(37,270)
Class I (1)	(22,781)	(55,534)	(16,734)	(4,173)
Decrease in net assets from distributions to shareholders	(8,934,127)	(9,787,899)	(10,610,454)	(10,305,323)
Fund Share Transactions
Proceeds from sale of shares	37,640,269	27,724,194	29,399,588	13,915,200
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,347,974	4,740,621	5,940,903	5,536,884
	41,988,243	32,464,815	35,340,491	19,452,084
Cost of shares redeemed	(48,999,293)	(40,986,096)	(32,474,756)	(45,350,476)
Net increase (decrease) in net assets from Fund share transactions	(7,011,050)	(8,521,281)	2,865,735	(25,898,392)
Net increase (decrease) in net assets	(13,614,096)	(13,680,437)	(9,929,813)	(32,520,876)
Net assets at the beginning of year	218,689,641	232,370,078	225,674,968	258,195,844
Net assets at the end of year	$205,075,545	$218,689,641	$215,745,155	$225,674,968
Undistributed (Over-distribution of) net investment income at the end of year	$(93,533)	$(203,264)	$335,218	$(1,480)

64	Nuveen Investments

	Ohio		Wisconsin
	Year Ended 5/31/09	Year Ended 5/31/08	Year Ended 5/31/09	Year Ended 5/31/08
Operations
Net investment income	$21,323,599	$21,739,437	$2,214,173	$2,019,060
Net realized gain (loss) from:
Investments	(1,861,519)	3,284,990	(52,303)	5,579
Forward swaps	—	—	—	—
Futures	1,089,084	(89,407)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(9,120,799)	(12,303,422)	(1,400,517)	(663,813)
Forward swaps	—	—	—	—
Futures	35,297	(35,297)	—	—
Net increase (decrease) in net assets from operations	11,465,662	12,596,301	761,353	1,360,826
Distributions to Shareholders
From net investment income:
Class A	(13,655,312)	(14,068,873)	(1,812,399)	(1,730,913)
Class B	(330,150)	(452,727)	(56,840)	(67,666)
Class C	(1,904,559)	(1,758,809)	(213,829)	(197,970)
Class I (1)	(4,996,722)	(5,218,539)	(52,163)	(59,646)
From accumulated net realized gains:
Class A	(1,232,855)	(2,246,642)	(24,233)	(70,460)
Class B	(34,958)	(88,049)	(936)	(3,205)
Class C	(195,817)	(321,871)	(3,316)	(9,120)
Class I (1)	(432,505)	(787,894)	(629)	(2,416)
Decrease in net assets from distributions to shareholders	(22,782,878)	(24,943,404)	(2,164,345)	(2,141,396)
Fund Share Transactions
Proceeds from sale of shares	58,042,769	54,114,008	9,173,090	14,979,855
Proceeds from shares issued to shareholders due to reinvestment of distributions	12,792,960	14,585,776	1,349,987	1,333,633
	70,835,729	68,699,784	10,523,077	16,313,488
Cost of shares redeemed	(85,936,655)	(75,202,035)	(12,941,123)	(6,449,792)
Net increase (decrease) in net assets from Fund share transactions	(15,100,926)	(6,502,251)	(2,418,046)	9,863,696
Net increase (decrease) in net assets	(26,418,142)	(18,849,354)	(3,821,038)	9,083,126
Net assets at the beginning of year	517,707,267	536,556,621	60,832,202	51,749,076
Net assets at the end of year	$491,289,125	$517,707,267	$57,011,164	$60,832,202
Undistributed (Over-distribution of) net investment income at the end of year	$147,051	$(217,369)	$(5,839)	$(74,609)

(1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	65

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust IV (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide as high a level of current interest income exempt from regular federal, state, and in some cases, local income taxes as is consistent with preservation of capital through investing primarily in portfolios of quality municipal bonds. The Funds may also invest up to 20% of their net assets, at time of purchase, in below-investment grade municipal bonds, commonly referred to as “high yield,” “high risk” or “junk” bonds.

Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Investments, Inc. (“Nuveen”) fund or for purposes of dividend reinvestment. The reinstatement privilege for Class B Shares is no longer available as of December 31, 2008.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2009, Ohio and Wisconsin had outstanding when-issued/delayed delivery purchase commitments of $3,010,155 and 956,490, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

66	Nuveen Investments

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS 140) “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities.” In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended May 31, 2009, Kentucky, Michigan and Missouri invested in externally-deposited inverse floaters and/or self-deposited inverse floaters. Kansas, Ohio and Wisconsin did not invest in any such instruments during the fiscal year ended May 31, 2009.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At May 31, 2009, the Funds were not invested in externally-deposited Recourse Trusts.

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts	$—	$—	$—	$—	$—	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2009, were as follows:

	Kentucky	Missouri
Average floating rate obligations	$3,955,726	$2,225,000
Average annual interest rate and fees	2.52%	1.67%

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Nuveen Investments	67

Notes to Financial Statements (continued)

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Forward interest rate swap transactions are intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date.

The average notional amounts during the fiscal year ended May 31, 2009, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Forward swap contract average notional balance	$—	$1,060,000	$520,000	$—	$—	$—

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in order to gain exposure to, or hedge against changes in interest rates. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable.

The average number of futures contracts outstanding during the fiscal year ended May 31, 2009, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Average number of futures contracts outstanding	—	41	—	—	52	—

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference

68	Nuveen Investments

between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of May 31, 2009:

Kansas	Level 1	Level 2	Level 3	Total
Investments	$—	$135,277,855	$—	$135,277,855

Kentucky	Level 1	Level 2	Level 3	Total
Investments	$—	$398,725,619	$—	$398,725,619

Michigan	Level 1	Level 2	Level 3	Total
Investments	$—	$201,280,776	$—	$201,280,776

Missouri	Level 1	Level 2	Level 3	Total
Investments	$—	$214,214,980	$—	$214,214,980

Ohio	Level 1	Level 2	Level 3	Total
Investments	$—	$484,967,974	$—	$484,967,974

Wisconsin	Level 1	Level 2	Level 3	Total
Investments	$—	$55,581,536	$—	$55,581,536

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement

Nuveen Investments	69

Notes to Financial Statements (continued)

disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and net change in unrealized appreciation (depreciation) recognized for the fiscal year ended May 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each. The following Funds held derivative instruments during the fiscal year ended May 31, 2009. None of the Funds had outstanding derivative contracts at May 31, 2009.

Amount of Net Realized Gain (Loss)	Kentucky Futures	Kentucky Forward Swaps	Michigan Forward Swaps	Ohio Futures
Risk Exposure
Interest Rate	$907,790	$369,923	$181,473	$1,089,084

Amount of Change in Net Unrealized Appreciation (Depreciation)	Kentucky Futures	Kentucky Forward Swaps	Michigan Forward Swaps	Ohio Futures
Risk Exposure
Interest Rate	$23,058	$(336,570)	$(165,110)	$35,297

4. Fund Shares

Transactions in Fund shares were as follows:

	Kansas
	Year Ended 5/31/09		Year Ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,751,536	$27,041,625	1,010,280	$10,442,515
Class A – automatic conversion of Class B Shares	54,770	544,274	30,371	313,454
Class B	930	8,991	17,029	174,237
Class C	646,888	6,361,138	326,896	3,378,206
Class I	104,636	1,001,373	163,363	1,677,290
Shares issued to shareholders due to reinvestment of distributions:
Class A	247,816	2,416,754	212,746	2,192,803
Class B	7,524	72,734	9,055	92,608
Class C	44,070	430,233	42,141	434,332
Class I	4,960	48,551	4,515	46,656
	3,863,130	37,925,673	1,816,396	18,752,101
Shares redeemed:
Class A	(1,286,547)	(12,533,221)	(1,411,249)	(14,547,592)
Class B	(77,757)	(762,172)	(96,205)	(987,602)
Class B – automatic conversion to Class A Shares	(55,240)	(544,274)	(30,632)	(313,454)
Class C	(202,951)	(1,979,651)	(399,577)	(4,125,958)
Class I	(24,215)	(242,915)	(62,422)	(652,191)
	(1,646,710)	(16,062,233)	(2,000,085)	(20,626,797)
Net increase (decrease)	2,216,420	$21,863,440	(183,689)	$(1,874,696)

70	Nuveen Investments

	Kentucky
	Year Ended 5/31/09		Year Ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,013,432	$30,915,159	1,872,810	$20,386,170
Class A – automatic conversion of Class B Shares	91,296	924,603	117,432	1,281,429
Class B	2,442	24,632	14,742	160,002
Class C	743,140	7,625,323	583,345	6,334,100
Class I	100,952	1,024,084	27,826	300,832
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,029,006	10,407,171	862,730	9,368,364
Class B	25,328	256,349	25,975	282,368
Class C	114,963	1,162,918	98,125	1,065,450
Class I	10,657	107,758	8,758	95,060
	5,131,216	52,447,997	3,611,743	39,273,775
Shares redeemed:
Class A	(4,378,647)	(44,737,243)	(4,996,193)	(54,349,957)
Class B	(132,944)	(1,377,233)	(253,445)	(2,757,000)
Class B – automatic conversion to Class A Shares	(91,220)	(924,603)	(117,397)	(1,281,429)
Class C	(614,034)	(6,255,500)	(616,907)	(6,697,468)
Class I	(52,962)	(536,007)	(48,488)	(528,561)
	(5,269,807)	(53,830,586)	(6,032,430)	(65,614,415)
Net increase (decrease)	(138,591)	$(1,382,589)	(2,420,687)	$(26,340,640)

	Michigan
	Year Ended 5/31/09		Year Ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,163,889	$33,408,034	2,038,746	$22,978,961
Class A – automatic conversion of Class B Shares	27,158	294,003	10,060	114,165
Class B	2,024	21,573	25,413	287,094
Class C	234,914	2,499,362	304,327	3,434,514
Class I	132,753	1,417,297	81,171	909,460
Shares issued to shareholders due to reinvestment of distributions:
Class A	296,070	3,128,595	296,174	3,335,734
Class B	4,927	52,148	6,283	70,963
Class C	51,656	545,770	56,567	636,792
Class I	58,797	621,461	61,902	697,132
	3,972,188	41,988,243	2,880,643	32,464,815
Shares redeemed:
Class A	(3,792,635)	(39,910,664)	(2,872,765)	(32,348,827)
Class B	(81,767)	(871,713)	(80,367)	(907,452)
Class B – automatic conversion to Class A Shares	(27,091)	(294,003)	(10,036)	(114,165)
Class C	(538,388)	(5,666,670)	(461,900)	(5,211,995)
Class I	(215,098)	(2,256,243)	(213,874)	(2,403,657)
	(4,654,979)	(48,999,293)	(3,638,942)	(40,986,096)
Net increase (decrease)	(682,791)	$(7,011,050)	(758,299)	$(8,521,281)

Nuveen Investments	71

Notes to Financial Statements (continued)

	Missouri
	Year Ended 5/31/09		Year Ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,923,488	$19,303,025	844,808	$9,215,168
Class A – automatic conversion of Class B Shares	51,073	515,483	20,668	226,551
Class B	1,158	11,105	6,292	68,725
Class C	558,037	5,501,759	326,347	3,532,621
Class I	413,063	4,068,216	79,579	872,135
Shares issued to shareholders due to reinvestment of distributions:
Class A	537,165	5,308,062	459,748	4,984,678
Class B	13,332	132,078	14,228	154,396
Class C	45,818	451,754	34,880	377,709
Class I	4,975	49,009	1,854	20,101
	3,548,109	35,340,491	1,788,404	19,452,084
Shares redeemed:
Class A	(2,620,666)	(25,695,058)	(3,706,773)	(40,359,989)
Class B	(154,097)	(1,562,317)	(127,318)	(1,381,458)
Class B – automatic conversion to Class A Shares	(51,015)	(515,483)	(20,649)	(226,551)
Class C	(429,967)	(4,194,438)	(281,372)	(3,049,318)
Class I	(51,849)	(507,460)	(30,387)	(333,160)
	(3,307,594)	(32,474,756)	(4,166,499)	(45,350,476)
Net increase (decrease)	240,515	$2,865,735	(2,378,095)	$(25,898,392)

	Ohio
	Year Ended 5/31/09		Year Ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,367,262	$46,061,223	3,814,941	$42,363,851
Class A – automatic conversion of Class B Shares	113,739	1,192,975	129,281	1,441,097
Class B	15,992	165,009	16,736	186,273
Class C	775,088	8,122,686	753,868	8,353,604
Class I	237,852	2,500,876	159,843	1,769,183
Shares issued to shareholders due to reinvestment of distributions:
Class A	724,275	7,584,844	763,250	8,478,810
Class B	17,414	182,017	26,244	291,409
Class C	88,954	928,685	86,839	961,774
Class I	391,826	4,097,414	437,624	4,853,783
	6,732,402	70,835,729	6,188,626	68,699,784
Shares redeemed:
Class A	(6,198,724)	(64,756,107)	(4,658,244)	(51,809,147)
Class B	(250,041)	(2,626,824)	(293,633)	(3,262,361)
Class B – automatic conversion to Class A Shares	(113,913)	(1,192,975)	(129,513)	(1,441,097)
Class C	(577,764)	(6,045,941)	(593,349)	(6,584,562)
Class I	(1,073,812)	(11,314,808)	(1,088,409)	(12,104,868)
	(8,214,254)	(85,936,655)	(6,763,148)	(75,202,035)
Net increase (decrease)	(1,481,852)	$(15,100,926)	(574,522)	$(6,502,251)

72	Nuveen Investments

	Wisconsin
	Year Ended 5/31/09		Year Ended 5/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	744,953	$7,250,697	1,212,481	$12,229,534
Class A – automatic conversion of Class B Shares	19,350	180,818	9,563	97,565
Class B	24	230	8,755	88,111
Class C	138,212	1,347,215	195,701	1,996,742
Class I	39,840	394,130	55,776	567,903
Shares issued to shareholders due to reinvestment of distributions:
Class A	116,178	1,113,035	107,255	1,083,809
Class B	4,291	41,182	5,002	50,689
Class C	15,330	147,152	13,605	137,742
Class I	5,047	48,618	6,058	61,393
	1,083,225	10,523,077	1,614,196	16,313,488
Shares redeemed:
Class A	(1,180,567)	(11,041,181)	(439,662)	(4,416,336)
Class B	(39,741)	(382,901)	(29,396)	(301,573)
Class B – automatic conversion to Class A Shares	(19,305)	(180,818)	(9,544)	(97,565)
Class C	(104,680)	(985,367)	(147,304)	(1,498,302)
Class I	(36,047)	(350,856)	(13,255)	(136,016)
	(1,380,340)	(12,941,123)	(639,161)	(6,449,792)
Net increase (decrease)	(297,115)	$(2,418,046)	975,035	$9,863,696

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2009, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$30,657,361	$75,251,239	$19,215,418	$25,350,790	$41,869,044	$6,504,890
Sales and maturities	15,662,440	90,119,481	31,994,461	25,488,776	57,364,775	8,057,024

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2009, the cost of investments was as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Cost of investments	$135,429,740	$398,695,231	$199,323,914	$219,619,230	$482,234,551	$56,587,625

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2009, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Gross unrealized:
Appreciation	$3,702,921	$11,431,663	$8,112,533	$6,097,990	$19,739,541	$1,162,494
Depreciation	(3,854,806)	(11,401,275)	(6,155,671)	(13,726,318)	(17,006,118)	(2,168,583)
Net unrealized appreciation (depreciation) of investments	$(151,885)	$30,388	$1,956,862	$(7,628,328)	$2,733,423	$(1,006,089)

Nuveen Investments	73

Notes to Financial Statements (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2009, the Funds’ tax year end, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income*	$546,660	$717,552	$505,147	$1,059,230	$1,204,999	$168,711
Undistributed net ordinary income**	—	—	—	—	—	—
Undistributed net long-term capital gains	—	15,133	—	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 11, 2009, paid on June 1, 2009.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2009 and May 31, 2008, was designated for purposes of the dividends paid deduction as follows:

2009	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income***	$5,447,753	$16,595,925	$8,697,138	$9,427,756	$20,948,408	$2,140,593
Distributions from net ordinary income**	—	907,423	21	—	506,273	—
Distributions from net long-term capital gains****	—	1,767,190	261,564	1,150,105	1,384,354	29,114

2008	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$4,960,322	$17,282,866	$9,202,754	$9,947,694	$21,567,276	$2,033,655
Distributions from net ordinary income**	—	15,941	—	8,048	—	3,277
Distributions from net long-term capital gains	289,831	964,464	635,000	438,656	3,444,456	81,923
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2009, as Exempt Interest Dividends.
****	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2009.

At May 31, 2009, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Kansas	Michigan	Missouri
Expiration:
May 31, 2017	$781,659	$419,508	$1,063,171

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through May 31, 2009, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Post-October capital losses	$76,502	$5,812,380	$2,143,249	$828,015	$1,749,310	$69,340

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets (1)	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of May 31, 2009, the complex-level fee rate was .1982%.

74	Nuveen Investments

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets, for funds that use financial leverage, includes assets managed by the Adviser that are attributable to such financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser has agreed to waive fees or reimburse expenses of Ohio so that total annual fund operating expenses – net (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .75% of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended May 31, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected (Unaudited)	$352,354	$477,151	$140,108	$267,397	$371,739	$87,963
Paid to financial intermediaries (Unaudited)	311,276	417,344	121,470	235,470	324,381	74,973

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances (Unaudited)	$132,375	$156,281	$42,010	$102,981	$133,222	$14,488

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2009, the Distributor retained such 12b-1 fees as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained (Unaudited)	$57,745	$104,579	$49,385	$58,026	$132,962	$25,203

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	75

Notes to Financial Statements (continued)

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2009, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained (Unaudited)	$6,283	$13,081	$11,001	$35,550	$13,973	$5,216

8. New Accounting Pronouncements

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

During April 2009, the Financial Accounting Standards Board issued FSP No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, “Fair Value Measurements,” when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 166 (SFAS No. 166)

During June 2009, the Financial Accounting Standards Board issued SFAS No. 166, “Accounting for Transfers of Financial Assets – an amendment of SFAS No. 140.” The objective of SFAS No. 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets.

SFAS No. 166 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of SFAS No. 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of SFAS No. 166 should be applied to transfers that occurred both before and after the effective date of SFAS No. 166. At this time, management is evaluating the implications of SFAS No. 166 and the impact it will have on the financial statement amounts and disclosures, if any.

9. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 2009, to shareholders of record on June 29, 2009, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Dividend per share:
Class A	$.0355	$.0365	$.0385	$.0385	$.0380	$.0320
Class B	.0290	.0300	.0320	.0325	.0315	.0260
Class C	.0310	.0315	.0335	.0340	.0330	.0275
Class I	.0370	.0380	.0405	.0405	.0400	.0335

76	Nuveen Investments

Financial Highlights

Nuveen Investments	77

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

KANSAS
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (1/92)
2009	$10.23	$.43	$(.20)	$.23	$(.43)	$—	$(.43)	$10.03	2.62%
2008	10.40	.43	(.16)	.27	(.42)	(.02)	(.44)	10.23	2.70
2007	10.38	.42	.01	.43	(.41)	—	(.41)	10.40	4.22
2006	10.66	.42	(.29)	.13	(.41)	—	(.41)	10.38	1.28
2005	10.20	.44	.46	.90	(.44)	—	(.44)	10.66	8.95
Class B (2/97)
2009	10.14	.35	(.20)	.15	(.35)	—	(.35)	9.94	1.82
2008	10.31	.35	(.16)	.19	(.34)	(.02)	(.36)	10.14	1.95
2007	10.30	.34	.01	.35	(.34)	—	(.34)	10.31	3.38
2006	10.58	.34	(.28)	.06	(.34)	—	(.34)	10.30	.54
2005	10.12	.36	.46	.82	(.36)	—	(.36)	10.58	8.21
Class C (2/97)
2009	10.23	.38	(.21)	.17	(.37)	—	(.37)	10.03	2.05
2008	10.40	.37	(.15)	.22	(.37)	(.02)	(.39)	10.23	2.17
2007	10.38	.37	.01	.38	(.36)	—	(.36)	10.40	3.69
2006	10.67	.37	(.30)	.07	(.36)	—	(.36)	10.38	.67
2005	10.21	.38	.46	.84	(.38)	—	(.38)	10.67	8.39
Class I (2/97)(f)
2009	10.27	.45	(.20)	.25	(.45)	—	(.45)	10.07	2.82
2008	10.45	.45	(.16)	.29	(.45)	(.02)	(.47)	10.27	2.83
2007	10.42	.45	.02	.47	(.44)	—	(.44)	10.45	4.54
2006	10.71	.45	(.30)	.15	(.44)	—	(.44)	10.42	1.41
2005	10.24	.46	.47	.93	(.46)	—	(.46)	10.71	9.26

78	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$110,130.85%		.85%	4.38%	.85%	.85%	4.38%	.84%	.84%	4.39%	13%
94,259.87		.87	4.12	.87	.87	4.12	.86	.86	4.12	16
97,477.85		.85	4.03	.85	.85	4.03	.84	.84	4.04	22
100,128.86		.86	4.02	.86	.86	4.02	.84	.84	4.03	18
97,861.88		.88	4.17	.88	.88	4.17	.87	.87	4.18	21

3,389	1.60	1.60	3.62	1.60	1.60	3.62	1.58	1.58	3.63	13
4,721	1.62	1.62	3.37	1.62	1.62	3.37	1.61	1.61	3.37	16
5,840	1.61	1.61	3.28	1.61	1.61	3.28	1.59	1.59	3.29	22
7,379	1.61	1.61	3.26	1.61	1.61	3.26	1.59	1.59	3.28	18
10,031	1.63	1.63	3.42	1.63	1.63	3.42	1.61	1.61	3.43	21

25,570	1.40	1.40	3.83	1.40	1.40	3.83	1.39	1.39	3.84	13
21,090	1.42	1.42	3.57	1.42	1.42	3.57	1.41	1.41	3.57	16
21,767	1.40	1.40	3.48	1.40	1.40	3.48	1.39	1.39	3.50	22
22,736	1.41	1.41	3.47	1.41	1.41	3.47	1.39	1.39	3.48	18
22,836	1.43	1.43	3.62	1.43	1.43	3.62	1.42	1.42	3.63	21

5,069.65		.65	4.58	.65	.65	4.58	.64	.64	4.59	13
4,293.67		.67	4.31	.67	.67	4.31	.66	.66	4.32	16
3,264.65		.65	4.23	.65	.65	4.23	.63	.63	4.25	22
1,560.66		.66	4.22	.66	.66	4.22	.64	.64	4.23	18
1,449.68		.68	4.37	.68	.68	4.37	.67	.67	4.38	21

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

KENTUCKY
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/87)
2009	$10.78	$.44	$(.32)	$.12	$(.44)	$(.07)	$(.51)	$10.39	1.33%
2008	10.96	.44	(.16)	.28	(.44)	(.02)	(.46)	10.78	2.63
2007	10.96	.44	.03	.47	(.45)	(.02)	(.47)	10.96	4.35
2006	11.30	.46	(.30)	.16	(.46)	(.04)	(.50)	10.96	1.38
2005	10.88	.48	.43	.91	(.48)	(.01)	(.49)	11.30	8.51
Class B (2/97)
2009	10.79	.36	(.32)	.04	(.36)	(.07)	(.43)	10.40	.56
2008	10.97	.36	(.17)	.19	(.35)	(.02)	(.37)	10.79	1.85
2007	10.97	.36	.03	.39	(.37)	(.02)	(.39)	10.97	3.56
2006	11.31	.37	(.30)	.07	(.37)	(.04)	(.41)	10.97	.62
2005	10.88	.40	.44	.84	(.40)	(.01)	(.41)	11.31	7.80
Class C (10/93)
2009	10.79	.38	(.33)	.05	(.38)	(.07)	(.45)	10.39	.64
2008	10.96	.38	(.15)	.23	(.38)	(.02)	(.40)	10.79	2.15
2007	10.96	.38	.02	.40	(.38)	(.02)	(.40)	10.96	3.73
2006	11.29	.39	(.29)	.10	(.39)	(.04)	(.43)	10.96	.88
2005	10.87	.42	.43	.85	(.42)	(.01)	(.43)	11.29	7.91
Class I (2/97)(f)
2009	10.79	.46	(.33)	.13	(.46)	(.07)	(.53)	10.39	1.41
2008	10.96	.46	(.15)	.31	(.46)	(.02)	(.48)	10.79	2.90
2007	10.96	.47	.02	.49	(.47)	(.02)	(.49)	10.96	4.52
2006	11.29	.48	(.30)	.18	(.47)	(.04)	(.51)	10.96	1.64
2005	10.87	.51	.42	.93	(.50)	(.01)	(.51)	11.29	8.70

80	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$346,849.85%		.82%	4.28%	.85%	.82%	4.28%	.85%	.82%	4.28%	19%
362,734.89		.83	4.04	.89	.83	4.04	.89	.83	4.04	8
392,262.90		.82	4.00	.90	.82	4.00	.89	.81	4.01	9
398,636.82		.82	4.09	.82	.82	4.09	.81	.81	4.10	13
427,106.83		.83	4.35	.83	.83	4.35	.82	.82	4.36	15

7,289	1.60	1.57	3.52	1.60	1.57	3.52	1.60	1.57	3.53	19
9,685	1.64	1.58	3.29	1.64	1.58	3.29	1.64	1.58	3.29	8
13,466	1.65	1.57	3.26	1.65	1.57	3.26	1.65	1.57	3.26	9
18,388	1.57	1.57	3.34	1.57	1.57	3.34	1.56	1.56	3.35	13
21,216	1.57	1.57	3.60	1.57	1.57	3.60	1.57	1.57	3.61	15

47,428	1.40	1.37	3.73	1.40	1.37	3.73	1.40	1.37	3.73	19
46,588	1.44	1.38	3.49	1.44	1.38	3.49	1.44	1.38	3.49	8
46,650	1.45	1.37	3.45	1.45	1.37	3.45	1.45	1.36	3.46	9
45,919	1.37	1.37	3.54	1.37	1.37	3.54	1.36	1.36	3.55	13
46,160	1.37	1.37	3.80	1.37	1.37	3.80	1.37	1.37	3.81	15

3,394.65		.62	4.48	.65	.62	4.48	.65	.62	4.48	19
2,891.69		.63	4.24	.69	.63	4.24	.69	.63	4.24	8
3,069.70		.62	4.20	.70	.62	4.20	.69	.61	4.21	9
2,451.62		.62	4.29	.62	.62	4.29	.61	.61	4.30	13
1,581.63		.63	4.54	.63	.63	4.54	.62	.62	4.55	15

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MICHIGAN
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (6/85)
2009	$11.15	$.47	$(.32)	$.15	$(.46)	$(.01)	$(.47)	$10.83	1.59%
2008	11.41	.47	(.23)	.24	(.47)	(.03)	(.50)	11.15	2.17
2007	11.45	.47	.07	.54	(.48)	(.10)	(.58)	11.41	4.70
2006	11.89	.49	(.32)	.17	(.48)	(.13)	(.61)	11.45	1.48
2005	11.45	.51	.45	.96	(.51)	(.01)	(.52)	11.89	8.48
Class B (2/97)
2009	11.17	.40	(.32)	.08	(.38)	(.01)	(.39)	10.86	.94
2008	11.43	.38	(.22)	.16	(.39)	(.03)	(.42)	11.17	1.41
2007	11.48	.39	.05	.44	(.39)	(.10)	(.49)	11.43	3.85
2006	11.92	.40	(.32)	.08	(.39)	(.13)	(.52)	11.48	.71
2005	11.47	.42	.46	.88	(.42)	(.01)	(.43)	11.92	7.73
Class C (6/93)
2009	11.15	.42	(.33)	.09	(.40)	(.01)	(.41)	10.83	1.04
2008	11.40	.41	(.23)	.18	(.40)	(.03)	(.43)	11.15	1.67
2007	11.44	.41	.06	.47	(.41)	(.10)	(.51)	11.40	4.11
2006	11.88	.42	(.32)	.10	(.41)	(.13)	(.54)	11.44	.91
2005	11.43	.44	.46	.90	(.44)	(.01)	(.45)	11.88	7.98
Class I (2/97)(f)
2009	11.15	.50	(.32)	.18	(.49)	(.01)	(.50)	10.83	1.82
2008	11.41	.49	(.23)	.26	(.49)	(.03)	(.52)	11.15	2.39
2007	11.45	.50	.06	.56	(.50)	(.10)	(.60)	11.41	4.92
2006	11.89	.51	(.32)	.19	(.50)	(.13)	(.63)	11.45	1.69
2005	11.45	.53	.45	.98	(.53)	(.01)	(.54)	11.89	8.70

82	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$151,852.86%		.86%	4.45%	.86%	.86%	4.45%	.86%	.86%	4.45%	9%
159,696.86		.85	4.14	.86	.85	4.14	.85	.84	4.15	14
169,395.91		.84	4.09	.91	.84	4.09	.90	.83	4.10	12
170,278.86		.86	4.16	.86	.86	4.16	.85	.85	4.17	11
181,302.86		.86	4.32	.86	.86	4.32	.86	.86	4.33	16

2,858	1.61	1.61	3.70	1.61	1.61	3.70	1.61	1.61	3.70	9
4,080	1.61	1.60	3.40	1.61	1.60	3.40	1.60	1.59	3.40	14
4,845	1.67	1.60	3.35	1.67	1.60	3.35	1.65	1.58	3.36	12
6,794	1.61	1.61	3.41	1.61	1.61	3.41	1.60	1.60	3.41	11
8,938	1.61	1.61	3.57	1.61	1.61	3.57	1.60	1.60	3.58	16

32,068	1.41	1.41	3.90	1.41	1.41	3.90	1.41	1.41	3.90	9
35,814	1.41	1.40	3.59	1.41	1.40	3.59	1.40	1.39	3.60	14
37,779	1.46	1.39	3.54	1.46	1.39	3.54	1.45	1.38	3.56	12
38,141	1.41	1.41	3.61	1.41	1.41	3.61	1.40	1.40	3.62	11
38,386	1.41	1.41	3.77	1.41	1.41	3.77	1.40	1.40	3.78	16

18,297.66		.66	4.65	.66	.66	4.65	.66	.66	4.65	9
19,100.66		.65	4.34	.66	.65	4.34	.65	.64	4.35	14
20,351.71		.64	4.29	.71	.64	4.29	.70	.63	4.30	12
21,871.66		.66	4.36	.66	.66	4.36	.65	.65	4.36	11
23,675.66		.66	4.52	.66	.66	4.52	.66	.66	4.53	16

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MISSOURI
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (8/87)
2009	$10.73	$.47	$(.56)	$(.09)	$(.45)	$(.05)	$(.50)	$10.14	(.52)%
2008	11.03	.45	(.28)	.17	(.45)	(.02)	(.47)	10.73	1.59
2007	10.98	.46	.05	.51	(.45)	(.01)	(.46)	11.03	4.66
2006	11.25	.47	(.26)	.21	(.48)	—	(.48)	10.98	1.88
2005	10.78	.48	.47	.95	(.48)	—	(.48)	11.25	8.97
Class B (2/97)
2009	10.74	.39	(.55)	(.16)	(.38)	(.05)	(.43)	10.15	(1.26)
2008	11.04	.37	(.28)	.09	(.37)	(.02)	(.39)	10.74	.81
2007	10.99	.38	.05	.43	(.37)	(.01)	(.38)	11.04	3.87
2006	11.26	.39	(.27)	.12	(.39)	—	(.39)	10.99	1.12
2005	10.79	.40	.47	.87	(.40)	—	(.40)	11.26	8.15
Class C (2/94)
2009	10.72	.41	(.55)	(.14)	(.40)	(.05)	(.45)	10.13	(1.06)
2008	11.02	.39	(.28)	.11	(.39)	(.02)	(.41)	10.72	1.03
2007	10.97	.40	.05	.45	(.39)	(.01)	(.40)	11.02	4.10
2006	11.24	.41	(.26)	.15	(.42)	—	(.42)	10.97	1.34
2005	10.77	.42	.47	.89	(.42)	—	(.42)	11.24	8.39
Class I (2/97)(f)
2009	10.73	.49	(.55)	(.06)	(.48)	(.05)	(.53)	10.14	(.29)
2008	11.03	.47	(.28)	.19	(.47)	(.02)	(.49)	10.73	1.81
2007	10.99	.48	.04	.52	(.47)	(.01)	(.48)	11.03	4.79
2006	11.26	.49	(.26)	.23	(.50)	—	(.50)	10.99	2.10
2005	10.79	.50	.47	.97	(.50)	—	(.50)	11.26	9.20

84	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$183,868.86%		.84%	4.68%	.86%	.84%	4.68%	.86%	.84%	4.68%	12%
195,691.87		.84	4.16	.87	.84	4.16	.87	.84	4.16	14
227,412.88		.84	4.13	.88	.84	4.13	.87	.83	4.14	16
231,378.83		.83	4.23	.83	.83	4.23	.82	.82	4.24	12
232,171.84		.84	4.35	.84	.84	4.35	.83	.83	4.35	16

3,533	1.61	1.59	3.90	1.61	1.59	3.90	1.60	1.58	3.91	12
5,785	1.62	1.59	3.41	1.62	1.59	3.41	1.62	1.59	3.41	14
7,351	1.63	1.59	3.38	1.63	1.59	3.38	1.61	1.57	3.39	16
8,570	1.58	1.58	3.48	1.58	1.58	3.48	1.57	1.57	3.49	12
9,197	1.58	1.58	3.60	1.58	1.58	3.60	1.58	1.58	3.60	16

22,120	1.41	1.39	4.13	1.41	1.39	4.13	1.41	1.39	4.14	12
21,541	1.42	1.39	3.61	1.42	1.39	3.61	1.42	1.39	3.62	14
21,263	1.43	1.39	3.58	1.43	1.39	3.58	1.42	1.38	3.59	16
21,387	1.38	1.38	3.68	1.38	1.38	3.68	1.37	1.37	3.69	12
19,955	1.39	1.39	3.80	1.39	1.39	3.80	1.38	1.38	3.81	16

6,224.67		.65	4.90	.67	.65	4.90	.66	.64	4.90	12
2,657.68		.65	4.36	.68	.65	4.36	.67	.64	4.37	14
2,169.68		.64	4.31	.68	.64	4.31	.67	.63	4.33	16
895.63		.63	4.44	.63	.63	4.44	.62	.62	4.45	12
561.64		.64	4.54	.64	.64	4.54	.64	.64	4.55	16

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

OHIO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (6/85)
2009	$10.99	$.47	$(.19)	$.28	$(.46)	$(.04)	$(.50)	$10.77	2.75%
2008	11.25	.46	(.19)	.27	(.46)	(.07)	(.53)	10.99	2.47
2007	11.27	.47	.01	.48	(.47)	(.03)	(.50)	11.25	4.30
2006	11.65	.48	(.34)	.14	(.48)	(.04)	(.52)	11.27	1.30
2005	11.17	.51	.48	.99	(.51)	—	(.51)	11.65	9.00
Class B (2/97)
2009	10.97	.39	(.19)	.20	(.38)	(.04)	(.42)	10.75	1.97
2008	11.24	.38	(.21)	.17	(.37)	(.07)	(.44)	10.97	1.61
2007	11.25	.38	.02	.40	(.38)	(.03)	(.41)	11.24	3.64
2006	11.64	.40	(.35)	.05	(.40)	(.04)	(.44)	11.25	.47
2005	11.16	.42	.48	.90	(.42)	—	(.42)	11.64	8.22
Class C (8/93)
2009	10.96	.41	(.19)	.22	(.40)	(.04)	(.44)	10.74	2.19
2008	11.22	.40	(.19)	.21	(.40)	(.07)	(.47)	10.96	1.93
2007	11.24	.40	.02	.42	(.41)	(.03)	(.44)	11.22	3.77
2006	11.63	.42	(.35)	.07	(.42)	(.04)	(.46)	11.24	.68
2005	11.15	.45	.48	.93	(.45)	—	(.45)	11.63	8.45
Class I (2/97)(f)
2009	10.97	.49	(.19)	.30	(.48)	(.04)	(.52)	10.75	2.99
2008	11.24	.49	(.21)	.28	(.48)	(.07)	(.55)	10.97	2.60
2007	11.25	.49	.02	.51	(.49)	(.03)	(.52)	11.24	4.53
2006	11.64	.50	(.34)	.16	(.51)	(.04)	(.55)	11.25	1.51
2005	11.16	.53	.48	1.01	(.53)	—	(.53)	11.64	9.24

86	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$321,253.84%		.84%	4.40%	.84%	.84%	4.40%	.83%	.83%	4.40%	9%
338,770.93		.84	4.16	.93	.84	4.16	.92	.83	4.17	20
346,298.98		.83	4.11	.98	.83	4.11	.98	.83	4.12	10
348,198.83		.83	4.21	.83	.83	4.21	.83	.83	4.21	13
358,529.84		.84	4.43	.84	.84	4.43	.83	.83	4.44	11

7,790	1.58	1.58	3.64	1.58	1.58	3.64	1.58	1.58	3.64	9
11,577	1.67	1.58	3.42	1.67	1.58	3.42	1.67	1.58	3.42	20
16,125	1.73	1.58	3.36	1.73	1.58	3.36	1.73	1.58	3.37	10
20,504	1.58	1.58	3.45	1.58	1.58	3.45	1.58	1.58	3.46	13
25,621	1.58	1.58	3.69	1.58	1.58	3.69	1.58	1.58	3.69	11

52,693	1.39	1.39	3.85	1.39	1.39	3.85	1.38	1.38	3.85	9
50,642	1.48	1.39	3.61	1.48	1.39	3.61	1.47	1.38	3.62	20
49,084	1.53	1.38	3.56	1.53	1.38	3.56	1.53	1.38	3.57	10
46,325	1.38	1.38	3.66	1.38	1.38	3.66	1.38	1.38	3.66	13
45,791	1.38	1.38	3.88	1.38	1.38	3.88	1.38	1.38	3.89	11

109,553.64		.64	4.60	.64	.64	4.60	.63	.63	4.60	9
116,718.73		.64	4.36	.73	.64	4.36	.72	.63	4.37	20
125,050.78		.63	4.31	.78	.63	4.31	.78	.63	4.32	10
128,133.63		.63	4.41	.63	.63	4.41	.63	.63	4.41	13
139,017.64		.64	4.64	.64	.64	4.64	.64	.64	4.64	11

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

WISCONSIN
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (6/94)
2009	$10.09	$.39	$(.14)	$.25	$(.38)	$(.01)	$(.39)	$9.95	2.61%
2008	10.24	.38	(.13)	.25	(.38)	(.02)	(.40)	10.09	2.51
2007	10.20	.39	.06	.45	(.39)	(.02)	(.41)	10.24	4.46
2006	10.54	.40	(.28)	.12	(.41)	(.05)	(.46)	10.20	1.11
2005	10.16	.42	.37	.79	(.41)	—	(.41)	10.54	7.94
Class B (2/97)
2009	10.12	.32	(.16)	.16	(.30)	(.01)	(.31)	9.97	1.74
2008	10.26	.30	(.11)	.19	(.31)	(.02)	(.33)	10.12	1.82
2007	10.22	.32	.05	.37	(.31)	(.02)	(.33)	10.26	3.67
2006	10.57	.32	(.29)	.03	(.33)	(.05)	(.38)	10.22	.26
2005	10.18	.34	.39	.73	(.34)	—	(.34)	10.57	7.25
Class C (2/97)
2009	10.11	.34	(.16)	.18	(.32)	(.01)	(.33)	9.96	1.93
2008	10.26	.32	(.12)	.20	(.33)	(.02)	(.35)	10.11	1.96
2007	10.23	.34	.05	.39	(.34)	(.02)	(.36)	10.26	3.91
2006	10.57	.35	(.29)	.06	(.35)	(.05)	(.40)	10.23	.49
2005	10.18	.36	.39	.75	(.36)	—	(.36)	10.57	7.47
Class I (2/97)(f)
2009	10.12	.41	(.15)	.26	(.40)	(.01)	(.41)	9.97	2.72
2008	10.28	.40	(.13)	.27	(.41)	(.02)	(.43)	10.12	2.64
2007	10.25	.42	.04	.46	(.41)	(.02)	(.43)	10.28	4.59
2006	10.59	.42	(.28)	.14	(.43)	(.05)	(.48)	10.25	1.34
2005	10.20	.44	.39	.83	(.44)	—	(.44)	10.59	8.25

88	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$46,933.89%		.89%	4.02%	.89%	.89%	4.02%	.87%	.87%	4.03%	12%
50,640.88		.88	3.72	.88	.88	3.72	.86	.86	3.74	3
42,279.90		.90	3.78	.90	.90	3.78	.87	.87	3.82	10
36,624.92		.92	3.84	.92	.92	3.84	.89	.89	3.88	11
36,325.92		.92	3.99	.92	.92	3.99	.90	.90	4.00	15

1,598	1.63	1.63	3.27	1.63	1.63	3.27	1.62	1.62	3.29	12
2,174	1.63	1.63	2.98	1.63	1.63	2.98	1.61	1.61	3.00	3
2,464	1.65	1.65	3.04	1.65	1.65	3.04	1.62	1.62	3.07	10
3,295	1.67	1.67	3.09	1.67	1.67	3.09	1.64	1.64	3.12	11
4,600	1.67	1.67	3.24	1.67	1.67	3.24	1.66	1.66	3.25	15

6,907	1.44	1.44	3.46	1.44	1.44	3.46	1.42	1.42	3.48	12
6,512	1.43	1.43	3.17	1.43	1.43	3.17	1.41	1.41	3.19	3
5,975	1.45	1.45	3.24	1.45	1.45	3.24	1.42	1.42	3.27	10
5,422	1.47	1.47	3.29	1.47	1.47	3.29	1.44	1.44	3.33	11
4,797	1.47	1.47	3.44	1.47	1.47	3.44	1.45	1.45	3.45	15

1,573.69		.69	4.20	.69	.69	4.20	.67	.67	4.22	12
1,506.68		.68	3.92	.68	.68	3.92	.66	.66	3.94	3
1,031.69		.69	3.97	.69	.69	3.97	.66	.66	4.00	10
202.72		.72	4.04	.72	.72	4.04	.68	.68	4.07	11
63.72		.72	4.21	.72	.72	4.21	.71	.71	4.22	15

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	89

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust IV:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund (each a series of the Nuveen Multistate Trust IV, hereafter referred to as the “Funds”) at May 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 27, 2009

90	Nuveen Investments

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”) which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the Funds, particularly in light of market conditions. In this regard, the Independent Board Members noted the changes recommended by NAM to various investment mandates in seeking to take advantage of market opportunities and to improve the tools available for managing liquidity and market exposure; the establishment of a team responsible for coordinating the handling of large trades in or out of the Funds; and the ongoing monitoring of investment management processes.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Nuveen Investments	91

Annual Investment Management Agreement Approval Process (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Funds managed by NAM in the aggregate ranked by peer group and the performance of such Funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of the Fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM’s municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues

92	Nuveen Investments

and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for Funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not

Nuveen Investments	93

Annual Investment Management Agreement Approval Process (continued)

currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

94	Nuveen Investments

Notes

Nuveen Investments	95

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	199
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	199
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

96	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	199
Mark J.P. Anson 6/10/59 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199
Nizida Arriaga 6/1/1968 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

Nuveen Investments	97

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199
Margo L. Cook 4/11/64 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	74
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	199
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199
William T. Huffman 5/7/1969 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	199
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	199
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	199
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199

98	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	199
Gregory Mino 1/4/1971 333 West Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	199
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	74
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	199

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	99

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

100	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	101

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS6-0509D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 31, 2009	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Kansas Municipal Bond Fund	10,889	0	550	0
Kentucky Municipal Bond Fund	18,066	0	550	0
Michigan Municipal Bond Fund	12,824	0	550	0
Missouri Municipal Bond Fund	12,934	0	550	0
Ohio Municipal Bond Fund	20,724	0	550	0
Wisconsin Municipal Bond Fund	8,651	0	550	0
Total	$84,088	$0	$3,300	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Kansas Municipal Bond Fund	0	0	0	0
Kentucky Municipal Bond Fund	0	0	0	0
Michigan Municipal Bond Fund	0	0	0	0
Missouri Municipal Bond Fund	0	0	0	0
Ohio Municipal Bond Fund	0	0	0	0
Wisconsin Municipal Bond Fund	0	0	0	0

Fiscal Year Ended May 31, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Kansas Municipal Bond Fund	10,157	0	1,045	0
Kentucky Municipal Bond Fund	17,337	0	2,424	0
Michigan Municipal Bond Fund	12,504	0	1,487	0
Missouri Municipal Bond Fund	12,802	0	1,589	0
Ohio Municipal Bond Fund	19,587	0	2,762	0
Wisconsin Municipal Bond Fund	8,590	0	717	0
Total	$80,977	$0	$10,023	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Kansas Municipal Bond Fund	0	0	0	0
Kentucky Municipal Bond Fund	0	0	0	0
Michigan Municipal Bond Fund	0	0	0	0
Missouri Municipal Bond Fund	0	0	0	0
Ohio Municipal Bond Fund	0	0	0	0
Wisconsin Municipal Bond Fund	0	0	0	0

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended May 31, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended May 31, 2009	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Kansas Municipal Bond Fund	550	0	0	550
Kentucky Municipal Bond Fund	550	0	0	550
Michigan Municipal Bond Fund	550	0	0	550
Missouri Municipal Bond Fund	550	0	0	550
Ohio Municipal Bond Fund	550	0	0	550
Wisconsin Municipal Bond Fund	550	0	0	550
Total	$3,300	$0	$0	$3,300

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended May 31, 2008	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Kansas Municipal Bond Fund	1,045	0	0	1,045
Kentucky Municipal Bond Fund	2,424	0	0	2,424
Michigan Municipal Bond Fund	1,487	0	0	1,487
Missouri Municipal Bond Fund	1,589	0	0	1,589
Ohio Municipal Bond Fund	2,762	0	0	2,762
Wisconsin Municipal Bond Fund	717	0	0	717
Total	$10,023	$0	$0	$10,023

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date August 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date August 6, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date August 6, 2009